UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ x ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
[ x ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

CHINA VALVES TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x ] No fee required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
______________________________________________________________________________________________________
(2) Aggregate number of securities to which transaction applies:
______________________________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[    ] Fee paid previously with preliminary materials.

[    ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement No.:
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(4) Date Filed:
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January 18, 2012

Dear Stockholder:

     On behalf of the Board of Directors of China Valves Technology, Inc. (the “Company” or “we”), I invite you to attend our 2012 Annual Meeting of Stockholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held:

At:	21F Kineer Plaza
226 Jinshui Road
Zhengzhou, Henan Province 450008
People’s Republic of China

On:	February 29, 2012

Time:	9:00 a.m., local time

     The Notice of Annual Meeting of Stockholders, the Proxy Statement, the proxy card, and our 2011 Annual Report accompany this letter.

     At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

     As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, the ratification of the appointment of the Company’s accountants, to approve the Company's 2012 Equity Incentive Plan, an advisory vote on executive compensation as disclosed in the enclosed Proxy Statement, an advisory vote on the frequency of future advisory votes on executive compensation, and consideration of any other business matters properly brought before the Annual Meeting.

     We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote online or, if you prefer, submit by mail a paper copy of your proxy or vote instruction form, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions before or at the Annual Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

     Thank you for your continuing interest in China Valves Technology, Inc. We look forward to seeing you at the Annual Meeting.

     If you have any questions about the Proxy Statement, please contact our Investor Relations Department at China Valves Technology, Inc., 21F Kineer Plaza, 226 Jinshui Road, Zhengzhou, Henan Province, People’s Republic of China 450008; Telephone: 00 (86) 371-8612-7222.

Sincerely,

/s/ Jianbao Wang
Jianbao Wang
Chief Executive Officer

CHINA VALVES TECHNOLOGY, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on
February 29, 2012

To the Stockholders of CHINA VALVES TECHNOLOGY, INC.:

     Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of China Valves Technology, Inc., a Nevada corporation (the “Company”), will be held on Wednesday, February 29, 2012, at 9:00 a.m., local time, at 21F Kineer Plaza, 226 Jinshui Road, Zhengzhou, Henan Province, People’s Republic of China 450008 for the following purposes:

1.

To elect 5 persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the selection by the Audit Committee of BDO China Shu Lun Pan CPAS LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012;

3.	To approve the Company’s 2012 Equity Incentive Plan (the “2012 Plan”);

4.	To hold an advisory vote on executive compensation as disclosed in these materials;

5.	To hold an advisory vote on the frequency of future advisory votes on executive compensation; and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on January 1, 2012 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof. In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we filed this Proxy Statement with the SEC on January 18, 2012. In accordance with the SEC’s rules, on or before January 20, 2012, we will mail our Notices of Internet Availability of Proxy Materials (and, to the extent required or appropriate, full sets of proxy materials) to the record and beneficial owners of our common stock as of the close of business on the Record Date. In accordance with the SEC’s rules, we will also post all of our proxy materials at the website address(es) specified in our Notices of Internet Availability of Proxy Materials no later than January 18, 2012.

     A Proxy Statement describing the matters to be considered at the Annual Meeting is attached to this Notice. Our 2012 Annual Report is part of the full set of our proxy materials, but it is not deemed to be part of the Proxy Statement.

     It is important that your shares are represented at the Annual Meeting. We urge you to review the Proxy Statement and, whether or not you plan to attend the Annual Meeting in person, please vote your shares promptly by casting your vote via Internet (https://www.iproxydirect.com) or by mail. You may revoke your vote by submitting a subsequent vote over the Internet or by mail before the Annual Meeting, or by voting in person at the Annual Meeting.

     If you plan to attend the meeting, please notify us of your intentions. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Annual Meeting, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials that is being mailed to you and any other information forwarded to you by your broker, trust, bank, or other holder of record to obtain a valid proxy from it. This will enable you to gain admission to the Annual Meeting and vote in person.

By Order of the Board of Directors,
/s/ Jianbao Wang
Secretary

January 18, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS OF CHINA VALVES TECHNOLOGY, INC.
TO BE HELD ON FEBRUARY 29, 2012

The Proxy Statement and the 2011 Annual Report are available online at https://www.iproxydirect.com.

i

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	i
PROXY STATEMENT	1
INFORMATION CONCERNING SOLICITATION AND VOTING	1
Who May Vote	1
Voting Your Proxy	1
Revoking Your Proxy	2
Solicitation of Proxies	2
Delivery of Proxy Materials to Households	3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	3
Security Ownership of Certain Beneficial Owners and Management	3
PROPOSAL 1: ELECTION OF DIRECTORS	4
General Information	4
Substitute Nominees	4
Vacancies	4
Information Regarding the Nominees for Election as Directors	4
Family Relationships	4
Involvement in Certain Legal Proceedings	4
COMMITTEES OF THE BOARD OF DIRECTORS	7
EXECUTIVE OFFICERS	11
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	13
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	15
EXECUTIVE AND DIRECTOR COMPENSATION	16
Compensation Discussion and Analysis	16
Compensation Philosophy	16
Elements of Compensation	16
Compensation Committee Reports on Executive Compensation	17
Compensation Committee Interlocks and Insider Participation	17
Summary of Compensation Table 2009-2011	18
Summary of Employment Agreements	18
Compensation of Directors 2011	20
PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS	21
Auditor Fees and Services	21
Pre-Approval Policies and Procedures	22
Vote Required and Board of Directors’ Recommendation	22
PROPOSAL 3: APPROVAL OF 2012 EQUITY INCENTIVE PLAN	23
PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION	28
PROPOSAL 5: ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION	29
OTHER INFORMATION	30
GENERAL	30
STOCKHOLDER COMMUNICATIONS	30
STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING	30
ANNUAL REPORT ON FORM 10-K	30

CHINA VALVES TECHNOLOGY, INC.
21F Kineer Plaza
226 Jinshui Road
Zhengzhou, Henan Province
People’s Republic of China 450008

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

     This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of China Valves Technology, Inc., a Nevada corporation (the “Company” or “we”), for the Company’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting is to be held at 9:00 a.m., local time, on Wednesday, February 29, 2012, and at any adjournment(s) or postponement(s) thereof, at the principal executive offices of the Company, located at 21F Kineer Plaza, 226 Jinshui Road, Zhengzhou, Henan Province, People’s Republic of China 450008.

     The date on which the Proxy Statement and form of proxy card are intended to be sent or made available to stockholders is January 20, 2012.

     The purposes of the Annual Meeting are to seek stockholder approval of five proposals: (i) electing five (5) directors to the Board of Directors of the Company (the “Board”); (ii) ratifying the appointment of the Company’s independent registered accountants for fiscal year 2012; (iii) approving the 2012 Plan; (iv) the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in these materials; and (v) a frequency of every three years for future advisory votes on executive compensation. We will also transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Who May Vote

     Only stockholders of record of our Common Stock, par value $0.001 per share (“Common Stock”), as of the close of business on January 17, 2012 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or adjournments thereof.

     A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting, during office hours, at the executive offices of the Company at 21F Kineer Plaza, 226 Jinshui Road, Zhengzhou, Henan Province, People’s Republic of China 450008, by contacting the Secretary of the Company.

     The presence at the Annual Meeting of fifty percent (50%) of the outstanding shares of Common Stock entitled to vote as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy or voter instructions, even if you abstain as to one or more proposals, or you are present in person at the Annual Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

     Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     As of the Record Date, we had issued and outstanding 36,119,654 shares of Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Annual Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

     You may vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that is being mailed to you. If you have received printed copies of the proxy materials by mail, or if you request printed copies of the proxy materials by mail by following the instructions on the Notice of Internet Availability of Proxy Materials mailed to you, you can also vote by mail by completing, dating, and signing the proxy or vote instruction form and mailing it in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may submit your vote over the Internet until 11:59pm (EST) on February 28, 2012. If you vote by mail, please be aware that we can recognize your vote only if we receive it by close of business of the second business day before the Annual Meeting.

     You may also vote in person at the Annual Meeting. If your shares are held through a broker, trust, bank, or other nominee, please refer to the Notice of Internet Availability of Proxy Materials mailed to you and any other information forwarded to you by such holder of record to obtain a valid proxy from it. You will need to bring this legal proxy with you to the Annual Meeting in order to vote in person.

     The shares represented by any proxy duly given will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If you are a registered holder and no specific instructions are given the shares will be voted FOR all of the proposals. If you are a beneficial holder (i.e., you hold your shares through a bank or broker), the shares will be voted FOR ratification of BDO CHINA as the Company’s independent registered public accounting firm, and will be deemed broker non-votes as to the other proposals. In addition, if other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

     Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters. Approval of Proposal 1 (Election of Directors), requires that the five candidates proposed for election as directors at the Annual Meeting be elected by at least a plurality of the votes cast at the Annual Meeting. Approval of Proposal 2 (Ratification of the Selection of Independent Auditors) requires that the number of votes that stockholders cast “for” exceed the votes that stockholders cast “against”. Approval of Proposal 3 (Approval of the 2012 Plan) requires that the number of votes that stockholders cast “for” exceed the votes that stockholders cast “against”. Approval of Proposal 4 (Advisory Vote on Executive Compensation) also requires that the number of votes that stockholders cast “for” exceed the votes that stockholders cast “against”. With respect to Proposal 5 (Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation), the alternative receiving the greatest number of votes — every year, every two years or every three years — will be the frequency that stockholders approve. In counting the votes cast, only those cast as “for” or “against” a matter are included. Please note that you cannot vote “against” a nominee for director, although you may withhold your vote from a nominee. Withheld, abstain and broker non-votes will be counted for purposes of establishing quorum only.

     Brokers are permitted, but not required, to use discretionary authority to vote shares on routine matters such as the ratification of the selection of the independent registered public accounting firm, but are not permitted to use discretionary authority to vote shares on non-routine matters including the election of directors, the advisory vote on executive compensation, and the advisory vote on the frequency of an advisory vote on executive compensation.

     Stockholders have no cumulative voting rights or dissenter’s or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Revoking Your Proxy

     Even if you submit a proxy or voter instructions, you may revoke and change your vote. You may revoke your proxy or voter instructions by submitting a new proxy or voter instructions over the Internet by using the procedure to vote your shares online described in the Notice of Internet Availability of Proxy Materials that you receive. You may also revoke your proxy by mail by requesting a copy be mailed to you, executing a subsequently-dated proxy or vote instruction form, and mailing it in the pre-addressed envelope, which requires no additional postage if mailed in the United States. You may also revoke your proxy by your attendance and voting in person at the Annual Meeting. Mere attendance at the meeting will not revoke a proxy or voter instructions. We will vote the shares in accordance with the directions given in the last proxy or voter instructions submitted in a timely manner before the Annual Meeting. You may revoke your vote over the Internet until 11:59pm (EST) on February 28, 2012. If you revoke your vote by mail, please be aware that we can recognize the revoked vote only if we receive it by close of business of the second business day before the Annual Meeting.

     If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.

     You are requested, regardless of the number of shares you own or your intention to attend the Annual Meeting, to vote your shares as described above.

Solicitation of Proxies

     The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

     Only one copy of the Company’s 2011 Annual Report, this Proxy Statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

     We will deliver promptly upon written or oral request a separate copy of the 2011 Annual Report, this Proxy Statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, upon such request. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report, Proxy Statement, and/or Notice of Internet Availability of Proxy Materials at your residence, and would like to receive a separate copy of our Annual Report, Proxy Statement, and Notice of Internet Availability of Proxy Materials for future stockholder meetings of the Company, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials sent to your residence and specify this preference in your request.

     If you share an address with at least one other stockholder and currently receive multiple copies of our Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, and you would like to receive a single copy of our Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials that is addressed to you and specify this preference in your request.

 Interest of Officers and Directors in Matters to Be Acted Upon

     Management and directors of the Company have an interest in matters that will be acted upon at the Annual Meeting because (a) officers and directors will be eligible to receive awards under the 2012 Plan if the adoption of this plan is approved by shareholders and (b) the directors are named as nominees for election to the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth information known to us with respect to the beneficial ownership of our Common Stock as of the close of business on January 17, 2012 (the “Reference Date”) for: (i) each person known by us to beneficially own more than 5% of our voting securities, (ii) each named executive officer, (iii) each of our directors and nominees, and (iv) all of our executive officers and directors as a group:

		Amount & Nature of	Percent of
Name & Address of		Beneficial	Class (2)
Beneficial Owner	Office, if Any	Ownership (1)
	Officers and Directors
Siping Fang	President and Chairman	0	*
Jianbao Wang	Chief Executive Officer	289,400	*
Gang Wei	Chief Financial Officer	83,333	*
Binjie Fang	Chief Operating Officer and Director	0	*
Qizhong Xiang	Chief Technology Officer	0	*
Renrui Tang	Vice President of Finance	41,667	*
Zhiming Wang	Chief Engineer	0
William Haus 5700 Henry Cook Blvd. Suite #6333, Plano, TX 75024-4542	Director	57,500 (3)	*
Peter Li	Director	47,500 (4)	*
Zengbiao Yu	Director	25,000	*
All officers and directors as a group (9 persons named above)		544,400	*
	5% Securities Holder
Bin Li		12,583,032	34.84%
1165 Rugglestone Way, Duluth, GA 30097
Bin Fang		2,275,000	6.30%

* Less than 1%.

** Unless otherwise indicated, the address of each of the persons is in the care of China Valves Technology, Inc., 21F Kineer Plaza, 226 Jinshui Road, Zhengzhou, Henan Province, People’s Republic of China 450008.

1 A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days of the Reference Date (such as through exercise of stock options or warrants). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner, subject to applicable community property laws. None of the shares shown in the table for our directors and executive officers are pledged as security.

2 For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of the Reference Date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

3 Includes 27,500 shares of common stock issuable upon the exercise of vested stock options granted to Mr. Haus.

4 Includes 22,500 shares of common stock issuable upon the exercise of vested stock options granted to Mr. Li.

PROPOSAL 1

ELECTION OF DIRECTORS

General Information

     Our amended and restated by-laws provide that the number of our directors shall be fixed as the Board of Directors may from time to time designate. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. The Board currently consists of five members, all of whom are standing for re-election. The term of office of the directors is one year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.

     Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to our Board of Directors listed below to serve until the date of the next annual meeting and until their successors are duly elected and qualified. Although our directors have no reason to believe that the nominees will decline or be unable to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by our Board of Directors.

Substitute Nominees

     If, at the time of or before the Annual Meeting, any nominee is unable to be a candidate when the election occurs, or otherwise declines to serve, the persons named as proxies may use the discretionary authority provided to them in the proxy to vote for a substitute nominee designated by the Board. At this time, we do not anticipate any nominee will be unable to be a candidate for election or will otherwise decline to serve.

Vacancies

     Under our bylaws, the Board has the authority to fill any vacancies that arise, including vacancies created by an increase in the number of directors or vacancies created by the resignation of a director. Any nominee so elected and appointed by the Board would hold office for the remainder of the term of office of all directors, which term expires annually at our annual meeting of stockholders.

Information Regarding the Nominees for Election as Directors

     The following table sets forth a brief biographical description of each of our nominees for election as directors, all of whom currently serve as our directors. This description includes the principal occupation of and other directorships held by each director for at least the past five years, if any, as well as the specific experience, qualifications, attributes and skills that led to the conclusion that each director should serve as a member of the Board of Directors. This information is as of April 20, 2011 and is based on information furnished to us by the nominees.

Name	Age	Biographical Description

Siping Fang	59

Mr. Fang has over 20 years’ of experience in the valve industry. In 2001, Mr. Fang established Zhengzhou City Zhengdie Valve Co., Ltd., or ZD Valve and was appointed as President and CEO of that company. In 2003, Mr. Fang acquired state- owned enterprise Kaifeng High Pressure Valve Co., Ltd. And was appointed as President and CEO of the company. Mr. Fang has been responsible for making strategic decisions on major corporate issues and directing the operations and market expansion of both companies. In 2007, Mr. Fang became our CEO after the reverse acquisition of China Valve Samoa. He resigned as our CEO on October 8, 2010 and has continued in his role as Chairman of the Board.

Mr. Fang possesses particular knowledge and experience in the valve industry that strengthen the Board’s collective qualifications, skills, and experience. His demonstrated capabilities in leading, growing and guiding our Company provide the Board with a key understanding of the Company, its culture, its personnel, and its strengths and weaknesses. These capabilities combined with his prior business and managerial experience strengthen the Board’s collective qualifications, skills, and experience and make him qualified to lead the Company’s Board.

Binjie Fang	39	Mr. Fang was appointed as a director and became the Chief Operating Officer of the Company in 2007. Between September 1995 and January 2005, he was the head of the operations and human resource departments of ZD Valve. His major responsibilities included managing daily operations and human resource related issues. From January 2005 to the present, Mr. Fang has been the general manager of ZD Valve. His major responsibilities include supervising company operations in various aspects and managing marketing and business development activities. Mr. Fang possesses significant knowledge and experience in the valve industry. His knowledge and experience strengthens the Board’s collective qualifications, skills, and experience.

Zengbiao Yu	57

Mr. Yu has been working as a professor and a Ph.D. tutor for Tsinghua University since 1999. Mr. Yu is currently the vice president of Management Accounting Section of Accounting Society of China, director of Chinese Costing Association, independent director of Zhongyuan Special Steel Co., Ltd. And CNHTC Jinan Truck Co.,Ltd . In addition, he is a member of Editorial Advisory and Review Board of the IMA Educational Case Journal in U.S.A. Mr. Yu had been educated jointly by the University of Illinois at Urbana-Champaign (UIUC) and Xiamen University (XU), and received his doctorate from XU in 1993. He had been the Dean of Business School and Head of Accounting Department of Hebei University for more than 3 years. He was awarded “Certificates of High Attainment” from UIUC in 1991 and recognized as an “outstanding accountant” by the Ministry of Finance of PRC in 1995. He is author of more than 80 papers and 10 books on financial and managerial accounting.

Mr. Yu possesses extensive knowledge and experience in accounting and finance. Mr. Yu’s background, knowledge and achievements bring important value to the Board, as well as to the Audit Committee, and strengthens the Board’s collective qualifications, skills, and experience.

Peter Li	48

Peter Li brings more than 20 years experience of corporate financial management, investor relationship management, corporate strategy and internal controls. Between February 2009 and January 2012, Peter Li served as the CFO of Hollysys Automation Technologies Ltd. (NASDAQ: HOLI), a leading automation and control technology and applications provider in China. Mr. Li has been an independent director of Asia Entertainment and Resources Ltd. (NASDAQ: AERL) since December 2012. Mr. Li has also been an independent director and audit committee chairman for Yuhe International Inc. (NASDAQ: YUII.PK) since June 2008, a company engaging in the broiler breeding business in China. Between October 2004 and February 2008, Mr. Li served as the CFO of Yucheng Technologies (NASDAQ: YTEC), a leading IT service provider to the banking industry in China. Prior to his tenure at Yucheng Technologies, Mr. Li worked in corporate financial management with various companies, including the role of Internal Controller at Lenovo. Mr. Li graduated from Beijing Foreign Studies University with a B.A. and received a Master of Education from the University of Toronto. Mr. Li is a Certified General Accountant in Ontario, Canada.

Mr. Li’s vast experience has provided him with in-depth knowledge of publicly listed companies in the United States. He also brings an understanding of investor relations, SEC reporting, and the perspective of the investment community. Mr. Li’s knowledge and other professional experience have given him particular knowledge and experience that strengthen the Board’s collective qualifications, skills, and experience.

William Haus	48	Mr. William Haus has extensive experience in business and finance for public companies as well as China-based companies. Mr. Haus is currently General Partner of Haus Capital Fund, a small investment partnership. From March to July 2010, Mr. Haus was a Senior Partner with Halter Financial Group in its Shanghai, China office. From August 2008 to February 2010, Mr. Haus was Chief Executive Officer and director of CS China Acquisition Corporation, a Special Purpose Acquisition Corporation (SPAC) created to effect a business combination with a China-based private company which it did successfully on February 2, 2010. From September 2005 to May 2008, Mr. Haus was an Analyst for The Pinnacle Fund & the Pinnacle China Fund, both of which are hedge funds focused on investment opportunities in the United States and China. From March 2000 to September 2005, Mr. Haus was an Equity Research Analyst covering both the Healthcare Information Technology and Pharmaceutical Outsourcing industries for two securities brokerage firms. Mr. Haus graduated from the State University of New York College at Fredonia with a B.S. in Business Administration and a B.A. in Economics and received a Master of Business Administration in Finance from Boston University. Mr. Haus is a Chartered Financial Analyst (CFA) and member of the CFA Institute.

     Each of our director nominees has an established record of professional accomplishment in his chosen field, the ability to contribute positively to the collaborative culture among our Board members, and professional and personal experiences and expertise that are valuable to our company. These directors help develop and continue to oversee the long-term strategy, management structure, and corporate governance programs that are in place today, and they provide a strong measure of stability and continuity to our company. In light of our corporate structure and business, we believe that this stability positively impacts our performance.

Director’s Independence

The NASDAQ listing standards require that a majority of our Board be “independent” directors, as defined in the NASDAQ listing standards. The Board, upon the unanimous recommendation of the Corporate Governance and Nominating Committee, has determined that Messrs. Li, Haus and Yu, representing a majority of our Board, are “independent” as defined in the NASDAQ listing standards. The Board made its determination based on information furnished by all directors regarding their relationships with the Company and third parties as well as research conducted by management.

Stockholder Communication with the Board

We believe that it is important for our stockholders to be able to communicate their concerns to our Board. Stockholders may correspond with any director, committee member, or the Board of Directors generally by writing to the following address: China Valves Technology, Inc., 21F Kineer Plaza, 226 Jinshui Road, Zhengzhou, Henan Province, People’s Republic of China 450008, Attention: Siping Fang. Please specify to whom your correspondence should be directed. All correspondence will be forwarded to the relevant director, committee member, or the full Board of Directors, as indicated in your correspondence.

Director Attendance at Annual Meeting of Stockholders

Our directors are encouraged to attend annual meetings of stockholders, but we do not have a formal policy requiring them to do so.

Code of Ethics

On September 9, 2009, our Board adopted a Code of Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The new Code of Ethics replaces our prior Code of Ethics that applied only to our principal executive officer, principal financial officer, principal accounting officer or controller and any person who performed similar functions. Our Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. A copy of the Code of Ethics can be found on our website www.cvalve.com.

We are required to disclose any amendment to, or waiver from, a provision of our Code of Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure, as permitted by applicable SEC rules. Any such disclosure will be posted to our website within four business days following the date of any such amendment to, or waiver from, a provision of our Code of Ethics.

The Board’s Role in Risk Oversight

The Board of Directors has oversight responsibility of the processes established by management to report and monitor systems for material risks applicable to the Company. In addition, the Board considers the risks inherent in our corporate strategy and offers insight to management relating to risk. At Board meetings, the Board considers strategic risks and opportunities as well as risks to the Company’s reputation and reviews risks related to the sustainability of its operations together with management’s input. Each committee of the Board monitors the risks associated with their areas of responsibility and consults with the rest of the Board regarding any risks relevant to their area of responsibility. It is management’s responsibility, however, to manage day-to-day risk and bring to the Board of Directors’ attention the most material risks to the Company.

Board Leadership Structure

Mr. Fang is our Chairman. During Board meetings when Mr. Fang is present, he leads the Board.

The lead independent director position is determined by the issues to be discussed by the independent members of the Board and is lead by the relevant Chairman of the committee. Independent members of the Board met in executive session ten times during 2011.

Attendance at Board and Committee Meetings

Our directors are expected to attend Board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting. The Board held twelve meetings during 2011 and no director missed a meeting of the Board.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board has determined that each member of all our Committees are independent as director independence is specifically defined with respect to such members under the NASDAQ listing standards and applicable SEC rules and regulations. A copy of the charters for the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee is available both at the “Investors” section of the Company’s website located at www.cvalve.com and in print to any stockholder who requests it.

Audit Committee. The Audit Committee, which consists of Messrs. Li (chairman), Haus, and Yu, is primarily responsible for reviewing the services performed by our independent auditors, evaluating our accounting policies and our system of internal controls. Mr. Li serves as our audit committee financial expert as that term is defined by the applicable SEC rules. The Audit Committee held six meetings during 2011.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee, which consists of Messrs. Yu (chairman), Haus, and Li, oversees all aspects regarding the nominating of directors and setting policies and procedures for the nomination of directors. The Corporate Governance and Nominating Committee is also responsible for overseeing the creation and implementation of our corporate governance policies and procedures. The Corporate Governance and Nominating Committee held five meetings during 2011.

Our Corporate Governance and Nominating Committee endeavors to identify individuals to serve on the Board who have expertise that is useful to us and complementary to the background, skills, and experience of other Board members. The Nominating/Governance Committee’s consideration of candidates for membership on the Board may include such factors as (a) the skills of each member of the Board, including each director’s business and management experience, accounting experience, and understanding of corporate governance regulations and public policy matters; (b) the characteristics of each member of the Board, which may include leadership abilities, sound business judgment, and independence; and (c) the general composition of the Board, which may include public company experience of the directors. The principal qualification for a director is the ability to act in the best interests of the Company and its stockholders. Each of the candidates for director named in this proxy statement have been recommended by the Corporate Governance and Nominating Committee and approved by the Board of Directors for inclusion on the attached proxy card.

Board Diversity. The Company does not have a specific policy on diversity relating to the selection of nominees for the Board, but the Board believes that while diversity and a variety of experiences and viewpoints represented on the Board should always be considered, a director nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin, sexual orientation, or identity. In selecting a director nominee, the Corporate Governance and Nominating Committee focuses on diversity in the broadest sense, considering, among other things, skills, expertise, or background that would complement our existing Board taking into account the Company’s business and industry.

Stockholder Nominees. The Corporate Governance and Nominating Committee also considers director nominees recommended by stockholders. See the section of this proxy statement titled, “Deadline for Stockholder Proposals,” for a description of how stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting should do so. The Corporate Governance and Nominating Committee evaluates director candidates recommended by stockholders in the same manner as it evaluates director candidates recommended by our directors, management, or employees.

Compensation Committee

General. The Compensation Committee consists of Messrs. Haus (chairman), Yu, and Li. The Compensation Committee held five meetings during 2011. The Compensation Committee is primarily responsible for reviewing and approving our compensation and benefit policies, including compensation of executive officers. When determining executive compensation, the Compensation Committee typically reviews the following materials, among others:

  Financial reports on year-to-date performance versus budget and compared to prior year performance.

  Calculations and reports on levels of achievement of individual and corporate performance objectives.

  Reports on the Company’s strategic objectives and budget for future periods.

  Information on the executive officers’ stock ownership and option holdings.

  Peer companies’ information regarding compensation programs and compensation levels.

These materials may also be reviewed during regular Board of Directors meetings.

Role of the Compensation Committee. The Compensation Committee is responsible for (i) overseeing the determination, implementation, and administration of the remuneration (including compensation, benefits, bonuses, and perquisites) of all directors and executive officers of the Company, (ii) reviewing and approving all equity compensation to be paid to other Company employees, and (iii) administering the Company’s equity-based compensation plans, although the Company does not currently have any such plans. Our compensation program and policies are designed to help us attract, motivate, and retain executives of outstanding ability and align the interests of key leadership with the long-term interests of the Company’s stockholders in order to maximize the return to stockholders.

Management’s Role in the Compensation-Setting Process. Management plays a role in the compensation-setting process. The most significant aspects of management’s role are:

  evaluating employee performance;

  establishing business performance targets and objectives; and

  recommending salary levels and any equity awards.

The Chief Executive Officer works with the Compensation Committee to provide:

  background information regarding the Company’s strategic objectives;

  his evaluation of the performance of the senior executive officers; and

  compensation recommendations as to senior executive officers (other than himself).

Although our Chief Executive Officer may recommend to the Compensation Committee the compensation package and awards to our executive officers, the Compensation Committee approves the compensation packages and also grants all awards to executive officers. The Company does not currently have a stock option or other equity incentive plan.

Role of Compensation Consultants. The Compensation Committee may retain a compensation consultant from time to time to assist the Compensation Committee in researching and evaluating executive officer and director compensation and compensation programs. The Compensation Committee did not engage any independent compensation consultants in 2011.

Delegation of Authority. The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee in order to determine or administer the compensation to the Company’s executive officers and/or directors.

Committee Composition

In 2011, the Board of Directors approved the following Board Committee assignments.

Nominating &
	Audit	Compensation	Governance
Directors	Committee	Committee	Committee
Siping Fang
Binjie Fang
Peter Li	Chair	x	x
Bill Haus	x	Chair	x
Zengbiao Yu	x	x	Chair

Family Relationships

Mr. Binjie Fang is the son of Mr. Siping Fang. Other than as otherwise disclosed, there are no other family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past ten years:

  been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

  had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

  been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

  been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

  been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

  been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Vote Required and Board of Directors’ Recommendation

     Assuming a quorum is present, a plurality of the votes cast at the annual meeting of stockholders by the stockholders entitled to vote in the election, either in person or by proxy, is required to elect the director nominees. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES PREVIOUSLY NAMED.

EXECUTIVE OFFICERS

NAME	AGE	POSITION
Jianbao Wang	41	Chief Executive Officer
Gang Wei	37	Chief Financial Officer
Zhiming Wang	70	Chief Engineer
Qizhong Xiang	63	Chief Technology Officer
Binjie Fang	39	Chief Operating Officer and Director
Renrui Tang	39	Vice President of Finance

The background for Messrs. Wang, Wei and Xiang is set forth below. The background of Mr. Fang is described above at “Proposal 1—Election of Directors.”

Jianbao Wang, Chief Executive Officer

Mr. Wang was appointed as our CEO on October 8, 2010. Mr. Wang has been General Manager of the Company since July 2009 and has played an integral part in completing and integrating three acquisitions for the Company, as well as improving the Company's management and business processes. Prior to working for the Company, between August 2007 and June 2009 Mr. Wang served as President of the Asia Pacific Region at Globe Turbocharger Specialties Inc., the exclusive global Original Equipment Manufacturer for ALCO turbochargers and parts, where he, among other accomplishments, developed the company's supply chain and sales force in Asia. From July 2002 to August 2007, Mr. Wang served as International Purchasing Manager of the Asia Pacific Region for KSB AG, a German public company, for which he established three Greenfield operations in Dalian, Shanghai and Zhengjiang, formed the company's regional purchasing office and reorganized procurement flow.

Before that, Mr. Wang had approximately ten years of work experience at Siemens Pump and Compressor Co. Ltd. and Changzhou Electric Traction Motor Works ("CETMW"), of which he spent a year and a half at the headquarters of Pakistan Railway as chief representative for CETMW. Mr. Wang received his bachelor's degree majoring in hydraulic and pneumatic technology from Xi'an Jiaotong University in July 1992 and received a diploma majoring in executive commerce and management from Nanjing University of Science and Technology in January 1999. Mr. Wang completed his EMBA program and received a master's degree from the Cheung Kong Graduate School of Business in August 2010.

Gang Wei, Chief Financial Officer

Mr. Wei was appointed as our CFO on December 16, 2010. Mr. Wei was Chief Financial Advisor of State Grid International Development Limited from February 2010 to December 2010, which is a subsidiary of State Grid Corporation of China, where he served as a key management member to help State Grid acquire transmission business at Brazil and copper mining business at Chile. He was also responsible for financial reporting, financial planning and analysis, budgeting and treasury management. From September 2007 to February 2010, Mr. Wei was European Regional Controller and Treasury Accounting Manager for EMEA and America of Brambles Limited at London, a global business service group headquartered in Sydney, Australia that operates in over 45 countries and is listed on the ASX under the ticker symbol BRB. Among other responsibilities, he managed the financial reporting and financial control function for a number of entities located in the region. He was also responsible for performance management, treasury management and risk control. From June 2005 to September 2007, Mr. Wei served as Senior Group Accountant and Senior Accounting Manager at Kazakhmys PLC, a FTSE 100 company headquartered in London that operates in mining, natural resources, energy and manufacturing. From February 2001 to September 2002, Mr. Wei was Chief Financial Officer of Coastal Industrial Group. Between November 1997 and January 2001, Mr. Wei worked as Finance Manager for China Laurel Group. Mr. Wei earned a doctorate degree in Finance from Cardiff Business School of Cardiff University in the UK. He is a member of CPA of China Mainland and Hong Kong, fellow member of ACCA, and charter holder of CFA.

Zhiming Wang, Chief Engineer

Mr. Wang has over 45 years’ experience in the valve industry. He joined the Company as Chief Engineer in May 2010 when he sold Shanghai Hanwei Valves Co. Ltd. to the Company in April 2010. Before he founded Shanghai Hanwei Valves Co. Ltd in December 1992, Mr. Wang worked for Shanghai Lianggong Valves Co. Ltd. from July 1966. He worked as technician, engineer, senior engineer, director of nuclear power office and chief engineer at Shanghai Lianggong during the period from July 1966 to December 1992. Mr. Wang had been granted a number of patents and national and local awards due to his significant contribution to the valve industry in China. Mr. Wang graduated from Shanghai Industry University in June 1966 with a B.S.

Qizhong Xiang, Chief Technology Officer

Mr. Xiang was appointed as our CTO on December 4, 2008. Since 1998, Mr. Xiang has been working in various positions for the Company’s subsidiary ZD Valve as a valve engineer, vice president of marketing and director of research and development. Prior to joining the Company, Mr. Xiang was a valve engineer for Hong Cheng Co. Ltd.

Renrui Tang, Vice President of Finance

Mr. Tang was appointed as our Vice President of Finance since December 2010. Between 1994 and 2004, Mr. Tang worked for the Company’s subsidiary Zhengzhou Zhengdie Valve Co. Ltd. as the manger for financial department. He had been in charge of the firm’s financing activities and various issues in accounting fields. From 2004 to April 2008, Mr. Tang was the financial director of the Company’s subsidiary Kaifeng High Pressure Valve Co. Ltd. His major duties included managing accounting and financing activities, supervising financial analysis, capital allocation, internal control and auditing. Between February 2009 and July 2009 and between May 2010 and December 2010, he also served as the Company’s interim Chief Financial Officer. Mr. Tang is an International Certified Public Accountant.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities (“10% Stockholders”), to file with the Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and 10% Stockholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of such reports filed with the SEC and written representations of our directors and executive offers, we believe that all persons subject to reporting filed the required reports on time in fiscal year 2011.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following includes a summary of transactions since the beginning of 2011, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds $120,000, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation” ). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were no less favorable to the Company than the terms available or the amounts that would be paid or received, as applicable, in arm's-length transactions.

     The Company had the following significant related party balances as of September 30, 2011 and December 31, 2010, respectively:

	September 30,	December 31,
	2011	2010
Accounts Receivable – related party; receivable from Zhengzhou Tonghai Trade (2)	$-	$200,185
Other receivable – related party: receivable from Zhengzhou Tonghai Trade, unsecured, interest- free.	-	152,179
Advance to inventory purchase – related party, the Casting Company (1)	1,552,123	917,202
Accounts payable – related party, payable to Zhengzhou Tonghai Trade (2)	(783,148)	(2,382,906)
Accounts payable – related party: Kaifeng Zhenghe Northern Song Porcelain Art Co., Ltd. (3)	(3,323)	-
Other payables – related parties: cash advance from officers, unsecured, interest-free, due on demand (4)	(94,226)	(1,899,627)
Total	$671,426	$(3,012,967)

(1)

On August 26, 2008, Kaifeng Valve purchased some land use rights and real estate from Kaifeng High-Pressure Valve Steel Casting Co., Ltd. (the “Casting Company”), a company controlled by the Company’s chairman, Mr. Siping Fang,through the issuance of 2,750,000 shares of the Company’s common stock at $3.576 per share. On April 11, 2009, Kaifeng Valve and the Casting Company entered into a leasing agreement pursuant to which the Casting Company leased back the portion of the Real Estate used at an annual rental of $400,000 for a period of two years starting on April 1, 2009. The lease agreement was automatically extended for one more year when no disagreement was raised as of April 1, 2011. For the nine months ended September 30, 2011, total rental income from the Casting Company amounted to $300,000. For the years ended December 31, 2010 and 2009, total rental income from the Casting Company amounted to $400,000 and $400,000, respectively. The Company also purchases raw material, such as castings, from and sells scrap metals and valves to the Casting Company. Total raw material purchases from the related party amounted to $2.5 million for the nine months ended September 30, 2011, and $4.1 million and $4.4 million for the years ended December 30, 2010 and 2009, respectively. The Company also sold a total of $0.1 million scrap metals valves to the Casting Company for the nine months ended September 30, 2011, and sold a total of $0.15 million of valves to the related party for the year ended December 31, 2010. For the nine months ended September 31, 2011, the Company also received $12.1 million from the Casting Company in excess of the sales related cash receipts for cash flow purposes and made payments to the related party in the amount of $ 15.5 million. As of September 30, 2011 and December 31, 2010, the Company's advance for purchase to the Casting Company amounted to $1.6 million and $0.9 million, respectively.

(2)

The Company makes finished goods and raw material purchases from and valve sales to related party -Zhengzhou Tonghai Trade Co., Ltd, which is established by an officer. Total purchases from Zhengzhou Tonghai Trade Co., Ltd amounted to $2.5 million for the nine months ended September 30, 2011, and $4.6 million and $0.02 for the years ended December 31, 2010 and 2009, respectively. Total valve sales to Zhengzhou Tonghai Trade Co., Ltd amounted to $0.03 million and $0.47 million for the nine months ended September 30, 2011 and for the year ended December 31, 2010, respectively. During the nine months ended September 30, 2011, the Company also received $0.86 million from Zhengzhou Tonghai Trade in excess of the sales related cash receipts for cash flow purposes and made payments to Zhengzhou Tonghai Trade in the amount of $ 4.6 million. As of September 30, 2011 and December 31, 2010, the Company had payable to the related party in the amount of $0.8 million and $2.2 million (net of accounts receivable balance as of December 31, 2010), respectively.

(3)

Kaifeng Zhenghe Northern Song Porcelain Art Co., Ltd. is a related party established by the Company's Chairman, Mr. Siping Fang. For the nine months ended September 30, 2011, the Company purchased porcelain from the related party in the amount of $0.02 million and made payment of $0.02 million. The Company did not have any transaction with the related party in 2010 or 2009. As of September 30, 2011 and December 31, 2010, the Company had payable to the related party in the amount of $3,323 and $0, respectively.

(4)

Other payable to officers are expenses the officers paid on Company's behalf or the Company sometimes make short term advances to the officers for business purposes. For the nine months ended September 30, 2011, the Company repaid the amount owed to officers in the amount of $1.9 million that was outstanding as of December 31, 2010. The Company also made short term advances to officers in the amounts of $2.3 million of which $0.6 million was for business reimbursements and $1.7 million was paid back by the officers.

     The Company’s subsidiary, ZD Valve leases its manufacturing plant and office space from ZhengZhou Cheng Long Corporation, a company owned by relatives of the Company’s chairman. ZD Valve made leasehold improvements to its leased manufacturing plant in the amount of $615,260, which is used as rental payments for the two years ended December 31, 2011. As of September 30, 2011, prepaid rental of $19,941 remains to be amortized as rental expense and the Company has incurred $238,832 rental expense associated with the lease agreement. During the nine months ended September 30, 2011, the Company also made advance to and received repayment from Cheng Long in the amount of $0.9 million. As of September 30, 2011 and December 31, 2010, the Company did not have remaining balances with the related party.

     Our Code of Business Ethics and Conduct provides a number of specific procedures, requirements, and prohibitions relating to related party transactions. It prohibits directors, officers and employees from accepting simultaneous employment with a Company supplier, customer, developer, or competitor, or from taking part in any activity that enhances or supports a competitor’s position. All directors, officers and employees must disclose to the Company any interest that may conflict with the Company. A director, officer and employee may accept a position as a director of another company only if he or she obtains approval from the Board of Directors; the other company does not compete with the Company; and any compensation received in this capacity is commensurate with its responsibilities.

     Our Code of Business Ethics and Conduct generally requires directors, officers, and employees of the Company to avoid conducting Company business with a relative or significant other, or with a business in which a relative or significant other is associated in any significant manner. Where a Company director, officer or employee believes that such a transaction is unavoidable, he or she must fully disclose it to the Company’s Chief Executive Officer. If the Chief Executive Officer deems it material to the Company, the Nominating and Corporate Governance Committee must review and provide advance written approval for such transactions. The Board subsequently re-assigned part of this responsibility to the Audit Committee pursuant to the Audit Committee Charter. The most significant related party transactions, especially those involving the Company’s directors or executive officers, must be reviewed and approved in writing in advance by the Company’s Board of Directors. The Board also delegated part of this function to the Audit Committee under the Audit Committee Charter, as explained above. The Company must report all such material related party transactions under applicable accounting rules, federal securities laws, SEC rules and regulations, and securities market rules. Any dealings with a related party must be conducted in such a way that no preferential treatment is given.

     In addition, our Code of Business Ethics and Conduct discourages the employment of relatives and significant others in positions or assignments within the same department and prohibits the employment of such persons in positions that have influence (e.g., an auditing or control relationship, or a supervisor/subordinate relationship). The Human Resources Department of the Company is primarily responsible for administering this aspect of our related party transactions policy. If any covered relationship develops or exists between two employees, the senior employee must advise his or her supervisor. The Company may separate the employees either by reassignment or termination, if necessary.

     Our Code of Business Ethics and Conduct permits waivers of the above policies and procedures as to directors or executive officers only if they are approved in writing by the Board of Directors and promptly disclosed. Any waiver with respect to any employee, agent or contractor must be approved in writing by the Company’s Law Affairs Department. Under its Charter, our Nominating and Corporate Governance Committee is also responsible for reviewing requests for any waivers and recommending to the Board whether a particular request should be granted.

     Any type of related party transaction not expressly covered by the above policies and procedures is subject to the review and approval of our Board of Directors.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

The Audit Committee of the Company’s Board of Directors is composed of Messrs. Li (Chairman), Haus, and Yu. The Board has determined that (i) each member of our Audit Committee is “independent” as defined under the NASDAQ listing standards and applicable SEC rules and regulations, (ii) each member of our Audit Committee meets the audit committee composition requirements in the NASDAQ listing standards and (iii) Mr. Li qualifies as an “audit committee financial expert” as defined in applicable SEC rules and regulations.

In accordance with a written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for overseeing the quality and integrity of the Company’s financial reporting processes, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The Audit Committee reviews and reassesses the adequacy of the charter on a regular basis, and at least annually. The Audit Committee Charter is available through Company’s website located at www.cvalve.com and in print to any stockholder who requests it.

Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with GAAP and issuing a report on those consolidated financial statements and issuing a report on internal controls over financial reporting. The Audit Committee is responsible for monitoring and overseeing these processes. In fulfilling its responsibilities set forth in the Audit Committee Charter, the Committee has accomplished, among other things, the following:

  it has reviewed and discussed the audited financial statements for 2011 with management.

  it has discussed with its independent registered public accounting firm, Frazer Frost LLP, the matters required to be discussed by Statements on Auditing Standards No. 61, Communications with Audit Committees (SAS 61), as amended and adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

  it has received from Frazer Frost LLP, written disclosures and the letter required by applicable PCAOB rules regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence.

  it has discussed with Frazer Frost LLP its independence from us.

  It has appointed BDO China as the independent registered public accounting firm for the fiscal year ending September 30, 2012.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2011 for filing with the SEC.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Peter Li, Chairman
William Haus
Zengbiao Yu

     The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE AND DIRECTOR COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

     Our executive compensation philosophy is to align the interests of executive management with stockholder interests and with our business strategy and success through an integrated executive compensation program that considers short-term performance, the achievement of long-term strategic goals and growth in total stockholder value. The key elements of our executive compensation philosophy are competitive base salary, annual incentive opportunities and equity participation. Our aggregate compensation package is designed to attract and retain individuals critical to the long-term success of the Company, to motivate these persons to perform at their highest levels, and to reward exceptional performance.

     The compensation of our executive officers is determined by the Compensation Committee of the Board, except that the entire Board makes the final determination as to the compensation of our Chief Executive Officer. The Chief Executive Officer reviews and revises compensation proposals prepared by Human Resources and presents his recommendations to the Compensation Committee for the Committee’s ultimate review and approval. The Chief Executive Officer does not participate in Compensation Committee meetings and is not involved in decisions relating to his own compensation.

Elements of Compensation

We pay each of our named executive officers a base annual salary. Bonuses and equity incentives may also be provided to supplement base salary. The criteria for determining each of these components of compensation is described below. We do not provide retirement benefits and only minimal perquisites except as described below.

Base Salary. Base salary levels for executive officers are set forth in their individual employment agreements, and are reflected in the Summary Compensation Table below under the heading “Executive Compensation”. The Compensation Committee considered the total compensation paid by other manufacturing companies in Shenzhen, China to persons holding equivalent positions in setting base salary levels. However, the Compensation Committee did not conduct a peer group compensation analysis or target any particular compensation level in establishing the base salaries for named executive officers.

     The Compensation Committee believes that any increases in base salary should be based upon a favorable evaluation of individual performance relative to individual goals, the functioning of the executive’s team within the corporate structure, success in furthering corporate strategy and goals, individual management skills and responsibilities, demonstrated loyalty, and the Company’s commitment to attract and retain executives. We expect that our Compensation Committee will reward superior individual and company performance with commensurate cash and other compensation. Salary will next be reviewed when the Compensation Committee deems appropriate, but the Compensation Committee will not review salary more frequently than on an annual basis.

Bonuses. Executives are eligible to receive a discretionary bonus pursuant to the terms of their respective employment agreements. If our Compensation Committee determines to do pay discretionary bonuses, bonuses may be paid on an ad hoc basis to recognize superior performance. If the Compensation Committee determines to provide bonus compensation as a regular part of our executive compensation package, it will establish performance goals for each of the executive officers and maximum bonuses that may be earned upon attainment of such performance goals. Some of the components of our key performance appraisal index that we may use to consider in establishing these performance goals include the following: internal control improvement, cash flow (accounts receivable, inventory, accounts payable); sales (revenue, accounts receivables collection, gross profit, customer credit management and goods delivery management); costs and expenses (financial costs, manufacturing costs, general and administrative expenses, sales and marketing expenses, research and development costs); and capital expenditures.

Equity Incentives. Named executive officers are eligible for equity awards in the form of restricted stock. Equity awards are granted at the discretion of the Compensation Committee. The size of an award to any individual, including named executive officers, depends in part on individual performance, including the components of our key performance appraisal index described above and any other indicators of the impact that such employee’s productivity may have on stockholder value over time. Other factors include salary level and competitive data. In addition, in determining the number of stock options or shares of restricted stock granted to each named executive officer, the Compensation Committee considers the future benefits potentially available to the named executive officers from existing awards. The number of options or restricted shares granted depend in part on the total number of unvested options and restricted shares deemed necessary to provide an incentive to that individual to remain with the Company for the long-term.

We seek to further align management and stockholder interests by giving to executives an equity interest in our company, the value of which depends upon stock performance. The Committee believes that using restricted stock as part of the overall equity awards program better aligns the interest of management and stockholders as restricted stock closely replicates the economic characteristics of capital stock.

Retirement Benefits. Currently, we do not provide any company-sponsored retirement benefits or deferred compensation programs to any employee, including the named executive officers (other than a mandatory state pension scheme in which all of our employees in China participate) because it is not customary to provide such benefits and programs in China.

Perquisites. Historically, we have provided our named executive officers with minimal perquisites and other personal benefits that we believe are reasonable, such as company car-related benefits. We do not view perquisites as a significant element of compensation, but do believe they can be useful in attracting, motivating and retaining the executive talent for which we compete.

For a description of our executive officers’ employment agreements, please see “Executive Compensation – Summary of Employment Agreements”.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report has been submitted by the Compensation Committee of our Board of Directors:

     The Compensation Committee of our Board of Directors has reviewed and discussed our Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our definitive proxy statement on Schedule 14A for our 2012 annual meeting, which is incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, each as filed with the Commission.

Compensation Committee of the Board of Directors

Respectfully submitted,
William Haus, Chairman
Zengbiao Yu
Peter Li

     The foregoing Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this Compensation Committee report by reference therein.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee members whose names appear on the Compensation Committee Report above were committee members during all of 2011. No one who served on the Compensation Committee at any time during 2011 is or has been an executive officer of our company or had any relationships requiring disclosure by us under the Commission’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during the fiscal year ended September 30, 2011.

SUMMARY COMPENSATION TABLE — 2009 – 2011

     The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to our Named Executive Officers.

						Non-Equity
						Incentive	Nonqualified
					Option	Plan	Deferred	All other
		Salary	Bonus	Stock Awards	Awards	Compensation	Compensation	Compensation
Name and Principal Position	Year	($)	($)	($)(5)	($)	($)	Earnings ($)	($)	Total ($)
Siping Fang (1)	2011	180,000	—	—	—	—	—	—	180,000
Chairman	2010	100,000	—	—	—	—	—	—	100,000
	2009	100,000	—	—	—	—	—	—	100,000
Jianbao Wang (2)	2011	115,425	—	1,900,000—	—	—	—	—	2,015,425
Chief Executive Officer	2010	147,600	—	—	—	—	—	—	147,600
	2009	73,305	—	—	—	—	—	—	73,305
Gang Wei (3)	2011	103,883	—	950,000 —	—	—	—	—	1,053,883
Chief Financial Officer	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
Renrui Tang (4)	2011	57,713		475,000					532,713
Vice President of Finance	2010	44,130							44,130
	2009	43,983							43,983

(1) Does not include 12,583,032 shares currently owned by Bin Li, which shares are subject to the Earn-In Agreement between Bin Li and Siping Fang. Pursuant to the Earn-In Agreement, Mr. Fang obtained the right and option to re-acquire the shares from Mr. Li . Mr. Fang resigned as the CEO on October 8, 2010.

(2) Mr. Wang was appointed as the CEO on October 8, 2010.

(3) Mr. Wei was appointed as the CFO on December 16, 2010.

(4) Mr. Tang resigned as the CFO on December 16, 2010.

(5) The amounts reported in this column reflect the fair value on the grant date of the stock awards granted to our Named Executive Officers. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to value the awards reported in this column, please see note 11 in Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

Summary of Employment Agreements

     The base salary shown in the Summary Compensation Table is described in each named executive officer’s respective employment agreement. The material terms of those employment agreements are summarized below.

     On October 11, 2010, the Company and Mr. Wang entered into an employment agreement ("Wang Employment Agreement"), which is effective as of October 11, 2010 (the "Effective Date"). Wang Employment Agreement provides, among other things, that Mr. Wang’s base salary will be RMB 1,000,000 (approximately $ 149,869) per year (the "Base Salary"). The term of Mr. Wang’s employment is three years (the “Initial Term”). Wang Employment Agreement contains covenants prohibiting Mr. Wang from competing with the Company during the Initial Term and for two years after the Initial Term. Wang Employment Agreement also prohibits Mr. Wang from disclosing any confidential information of the Company.

     On December 16, 2010, the Company and Mr. Wei entered into an employment agreement ("Wei Employment Agreement"), which is effective as of December 16, 2010 (the “Effective Date”) and will expire on December 16, 2015 (the “Employment Period”). Wei Employment Agreement provides, among other things, that Mr. Wei's base salary will be RMB75,000 per month (approximately $11,232). Wei Employment Agreement contains covenants prohibiting Mr. Wei from competing with the Company during the Employment Period and for three years after the Employment Period. Wei Employment Agreement also prohibits Mr. Wei from disclosing any confidential information of the Company.

Restricted Stock Grant Agreements

     On May 16, 2011, the Company entered into a restricted stock grant agreement with each of Messrs. Wang, Wei and Tang. Pursuant to the restricted stock grant agreements, the Company granted 500,000 shares of restricted stock to Mr. Jianbao Wang, 250,000 shares to Mr. Gang Wei, and 125,000 shares to Mr. Renrui Tang. 125,000 shares of Mr. Wang’s restricted stock will vest immediately. The remaining shares will vest in three equal installments (or 125,000 shares each installment) over a three-year period starting from January 1, 2012 subject to the criteria set forth therein. The first installment will vest on January 1, 2012 after the Company has changed its auditor and has made improvement in its internal control or upon approval by the Board and the Compensation Committee. The Compensation Committee will determine the criteria upon which the vesting of the second and third installments will be based. The restricted stock for Mr. Wei and Mr. Tang will vest in three equal annual installments over a three-year period starting from January 1, 2012 subject to the criteria set forth therein. The first installment will vest on January 1, 2012 after the Company has changed its auditor and has made improvement in its internal control or upon approval by the Board and the Compensation Committee. The Compensation Committee will determine the criteria upon which the vesting of the second and third installments will be based.

     On November 9, 2011, 125,000 shares were issued to Mr. Wang. On January 13, 2012, 125,000 shares were issued to Mr. Wang, 83,333 shares to Mr. Wei and 41,667 shares to Mr. Tang.

Compensation of Directors – 2011

	Fees Earned or	Stock	Option
Name	Paid in Cash	Awards	Awards	Total
Zengbiao Yu	$45,000	100,250	N/A	$145,250
Siping Fang	-		N/A	-
Binjie Fang	-		N/A	-
Peter Li	$45,000	100,250	N/A	$145,250
William Haus	$45,000	100,250	N/A	$145,250

Zengbiao Yu was appointed director effective as of January 30, 2008. We entered into an independent director indemnification agreement with Zengbiao Yu, pursuant to which he is entitled to $17,000, as annual compensation for the services to be provided as an independent director, and as chairperson of various board committees, as applicable. Under the terms of the indemnification agreement, we agreed to indemnify the independent director against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the independent director in connection with any proceeding if the independent director acted in good faith and in our best interests. It is our practice to reimburse our directors for reasonable travel expenses related to attendance at board of directors and committee meetings.

On November 22, 2008, the Company appointed Peter Li and William Haus as new directors of the Company to fill the vacancies created by Huifeng Chen and Renrui Tang’s resignations from the board on the same day. We entered into separate independent director agreements with Peter Li and William Haus.

Mr. Li’s agreement was effective as of November 22, 2008 for a term of two years. Under the terms of Mr. Li’s agreement, the Company agreed to pay Mr. Li a monthly fee of $1,000, as compensation for the services to be provided by him as a director of the Company. The Company also agreed to grant a non-qualified stock option to Mr. Li for the purchase of 22,500 shares of common stock of the Company at an exercise price of $8.00. One third of the options (or 7,500 shares) will vest on November 22, 2009. The remaining options will vest in eight equal quarterly installments (or 1,875 shares each installment) over a two-year period in every quarter after November 22, 2009. The stock option expires in five years. Mr. Li’s agreement also contains customary confidentiality and non-compete provisions.

The agreement with Mr. Haus became effective on December 1, 2008 and was revised on June 29, 2009. Under the terms of Mr. Haus’ agreement, the Company agreed to pay Mr. Haus a monthly fee of $2,000, as compensation for the services to be provided by him as a director of the Company. The Company also agreed to grant 5,000 shares of common stock to Mr. Haus on June 29, 2009. On June 29, 2009, the Company agreed to grant a non-qualified stock option to Mr. Haus for the purchase of 27,500 shares of common stock of the Company at an exercise price of $6.00. The stock option expires on June 28, 2014. Mr. Haus’ agreement also contains customary confidentiality and non-compete provisions.

The stock options granted to Mr. Li and Mr. Haus have not yet been exercised as of January 13, 2012. The restricted common shares granted to Mr. Haus was issued on February 2, 2011.

On October 8, 2010, the Compensation Committee and the Board approved to increase the compensation for Mr. Li, Mr. Yu and Mr. Haus to $5,000 a month.

On April 27, 2011, the Compensation Committee and the Board approved the grant of restricted stock to the three independent directors. On May 1, 2011, the Company entered into a restricted stock grant agreement with each of the directors pursuant to which each director will be granted 25,000 restricted shares. The shares were issued to Mr. Haus, Mr. Li and Mr. Yu on August 1, 2011, November 29, 2011 and November 29, 2011, respectively.

Mr. Siping Fang and Mr. Binjie Fang are paid in their capacity as executive officers of the Company and they do not receive any additional compensation for their service as directors.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Audit Committee of our Board of Directors has appointed BDO China Shu Lun Pan CPAS LLP (“BDO China”) as our independent registered public accounting firm to audit our financial statements for the year ending September 30, 2012, and recommends that our stockholders vote to ratify such appointment.

     On October 28, 2011, the Company’s Audit Committee dismissed Frazer Frost LLP (“Frazer”) as its independent registered public accounting firm effective with the filing of the Annual Report. The Annual Report was filed and the dismissal of Frazer became effective on November 21, 2011.

     Frazer’s reports on the Company’s financial statements for the fiscal years ended September 30, 2011 and December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the two fiscal years ended September 30, 2011 and December 31, 2010, and the subsequent interim period through November 21, 2011, the Company did not have any disagreements with Frazer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Frazer’s satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report as described in Item 304 (a)(1)(iv) of Regulation S-K. There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years and the interim period through November 21, 2011.

     On October 28, 2011, the Company’s Audit Committee engaged BDO China as its new independent registered public accounting firm effective after the filing of the Annual Report. The engagement of BDO China became effective on November 21, 2011. Neither the Company, nor anyone on its behalf, consulted BDO China during the Company’s two most recent fiscal years and any subsequent interim period prior to the Company’s engagement of BDO China regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     We furnished Frazer with a copy of the above disclosure on November 22, 2011, providing Frazer with the opportunity to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statement made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from Frazer, dated November 23, 2011 was filed as Exhibit 16 to the Current Report on Form 8-K on November 3, 2011.

     In the event that ratification of this appointment of independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, the appointment of our independent registered public accounting firm will be reconsidered by our Board of Directors. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of BDO China as our independent registered public accounting firm for the fiscal year ending September 30, 2012.

     Representatives of BDO China are expected to attend the annual meeting of stockholders in person or by telephone conference call, and each such representative will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from stockholders.

     Your ratification of the appointment of BDO China as our independent registered public accounting firm for the fiscal year ending September 30, 2012 does not preclude our Board of Directors from terminating its engagement of BDO China and retaining a new independent registered public accounting firm, if it determines that such an action would be in our best interests.

Auditor Fees and Services

     Audit Fees

     Frazer was paid $905,506 and $383,368 for the fiscal years ended September 30, 2011 and December 31, 2010, respectively, for professional services rendered for the audit of our annual financial statements.

     Audit-Related Fees

     We did not engage Frazer to provide assurance or related services during the last two fiscal years.

     Tax Fees

     Frazer was paid $10,000 and $10,000 for the fiscal year ended September 30, 2011 and December 31, 2010, respectively, for professional services rendered for tax compliance.

     All Other Fees

     Frazer was paid no other fees for professional services during the fiscal years ended September 30, 2011 and December 31, 2010.

Pre-Approval Policies and Procedures

     All auditing services, internal control-related services, and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by our independent auditor must be approved by the Audit Committee in advance, except non-audit services (other than review and attestation services) if such services fall within exceptions established by the SEC. The Audit Committee will pre-approve any permissible non-audit services to be provided by the Company’s independent auditors on behalf of the Company that do not fall within any exception to the pre-approval requirements established by the SEC. The Audit Committee may delegate to one or more members the authority to pre-approve permissible non-audit services, but any such delegate or delegates must present their pre-approval decisions to the Audit Committee at its next meeting. All of our accountants’ services described above were pre-approved by the Audit Committee or by one or more members under the delegate authority described above.

Vote Required and Board of Directors’ Recommendation

     Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, either in person or by proxy, is required for approval of this proposal. For purposes of the ratification of our independent registered public accounting firm, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

     The Board of Directors recommends a vote FOR ratification of the selection of BDO China as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012.

PROPOSAL NO. 3
ADOPTION OF THE 2012 EQUITY INCENTIVE PLAN

     We are asking our stockholders to vote to adopt the 2012 Plan that will provide stock-based compensation to our employees, directors and consultants. The Board approved the 2012 Plan on January 17, 2012, subject to stockholder approval. The affirmative vote by the holders of a majority of votes of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required for approval of the 2012 Plan. The following summary of the material features of the 2012 Plan is qualified in its entirety by reference to the 2012 Plan, a copy of which is attached as Exhibit A. Unless otherwise defined, capitalized terms in this summary have the same meanings as provided in the 2012 Plan.

Summary of the 2012 Plan

     Purpose. The purposes of the 2012 Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the long-term growth and profitability of the Company. The 2012 Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares as the Administrator may determine.

     Administration. The 2012 Plan may be administered by the Compensation Committee of the Board of Directors. The Administrator has the authority to determine the specific terms and conditions of all awards granted under the 2012 Plan, including, without limitation, the number of shares subject to each award, the price to be paid for the shares and the applicable vesting criteria. The Administrator has discretion to make all other determinations necessary or advisable for the administration of the 2012 Plan.

     Eligibility. Non-qualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares may be granted to an employee, director or consultant (together referred to as “Service Providers”) of the Company. Incentive Stock Options may be granted only to Employees. As of January 17, 2012, the effective date of the 2012 Plan, the Company had approximately 1,900 employees and five directors eligible to participate in the 2012 Plan.

     Stock Available for Issuance Under the 2012 Plan. Subject to adjustment as described below, (a) the maximum aggregate number of Shares that may be issued under the 2012 Plan is 3,000,000 Shares (b) to the extent consistent with Section 422 of the Code, not more than an aggregate of 4,500,000 Shares may be issued under Incentive Stock Options, and (c) not more than 1,000,000 Shares (or for Awards denominated in cash, the Fair Market Value of 1,000,000 Shares on the Grant Date or the maximum amount payable pursuant to any cash Awards is the Fair Market Value of 1,000,000 Shares on the Grant Date), may be awarded to any individual Participant in the aggregate in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Code Section 162(m). The number and class of shares available under the 2012 Plan are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events which change the number or kind of shares outstanding. On January 17, 2012, the effective date of the 2012 Plan, the closing market price of the common stock of the Company was $2.52 per share.

     Vesting and Option Periods. The Administrator, in its sole discretion, may impose conditions on vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including, but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. The Administrator may, in its discretion, provide for complete or partial exceptions to an employment restriction as it deems equitable. Unless terminated sooner in accordance with the 2012 Plan, each Option shall expire either ten (10) years after the Grant Date, or after a shorter term as may be fixed in the award agreement.

     Transferability. Unless determined otherwise by the Administrator, an Award made under the 2012 Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator grants a transferable Award, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

     Option Grants. An option is the right to purchase shares of Common Stock at a future date at a specified price. Options granted under the 2012 Plan may be either ISOs, within the meaning of Code section 422, or NSOs ( i.e ., options not intended to qualify as ISOs). The Administrator determines the terms of each Option at the time of grant, including the number of Shares covered by, the exercise price of, and the conditions and limitations applicable to the exercise of each Option; provided that (i) the exercise price of an Option may not be less than the Fair Market Value of a Share on the grant date and the option term may not exceed ten years, (ii) ISOs may only be granted to employees; (iii) if the optionee owns more than 10% of the total combined voting power of all classes of stock, the exercise price of an ISO may not be less than 110% of the Fair Market Value of a Share on the grant date and the option term may not exceed five years. To the extent that the aggregate Fair Market Value of the stock underlying ISOs that first become exercisable in any calendar year exceeds $100,000, such options will be treated as NSOs.

     The 2012 Plan permits the following forms of payment of the exercise price of Options:

  cash or check;
  to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;
  other Shares, provided the Shares have a Fair Market Value on the date of exercise of the Option equal to the aggregate exercise price for the Shares as to which said Option will be exercised;

  to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker-assisted cashless exercise procedures approved by the Company and as in effect from time to time;
  by requesting the Company to withhold such number of Shares then issuable upon exercise of the Option that have an aggregate Fair Market Value equal to the exercise price for the Option being exercised;
  any combination of the foregoing; or
  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     Restricted Stock Awards. The Administrator may, in its discretion, award restricted shares to Service Providers and may determine the number of restricted shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by the recipient for such restricted shares. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. The Administrator, in its sole discretion, may impose such conditions on the vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. The Administrator may, in its discretion, provide for complete or partial exceptions to an employment restriction as it deems equitable.

     During the Period of Restriction, Service Providers holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

     Restricted Stock Units. A Restricted Stock Unit is the right to receive one Share at the end of a specified period of time. The Administrator may, in its discretion, award Restricted Stock Units to Service Providers in such number and upon such terms and conditions as determined by the Administrator. Restricted Stock Units are paid out upon the satisfaction of applicable vesting conditions, as determined by the Administrator. The Administrator may, at its discretion, reduce or waive an of the vesting criteria that must be met to receive a payout. The Administrator may, at its discretion, pay Restricted Stock Units in cash, shares or a combination thereof. Restricted Stock Units that are paid in cash will not reduce the number of shares available for issuance under the 2012 Plan. On the date set forth in the award agreement, all unearned Restricted Stock Units are forfeited to the Company.

     Stock Appreciation Rights. The Administrator may, in its discretion, award Stock Appreciation Rights (“SARs”) to Service Providers in such number and upon such terms and conditions as determined by the Administrator. The per share exercise price for the exercise of a SAR will be no less that the Fair Market Value per share on the grant date. A SAR will expire upon the date determined by the Administrator, at its discretion, and set forth in the award agreement. Upon exercise of a SAR, the recipient of the SAR is entitled to receive payment in an amount no greater than (i) the difference between the Fair Market Value of a share on the exercise date over the exercise price; times (ii) the number of shares with respect to which the SAR is exercised. At the discretion of the Administrator, the payment upon exercise of a SAR may be in cash, shares of equivalent value or some combination thereof.

     Performance Units and Performance Shares. The Administrator may, in its discretion, award Performance Units or Performance Shares to Service Providers in such number and upon such terms and conditions as determined by the Administrator. Each Performance Unit will have an initial value established by the Administrator, at its discretion, on or before the grant date. Each Performance Share will have an initial value equal to the Fair Market Value of a share on the grant date. The Administrator shall, at its discretion, determine the performance objectives or other vesting provisions which will determine the number or value of the Performance Units or Shares granted. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the holder over the Performance Period as determined by the extent to which performance objectives were achieved. At the discretion of the Administrator, the payment upon earned Performance Units or Performance Shares may be in cash, shares of equivalent value or some combination thereof. On the date set forth in the award agreement, all unearned or unvested Performance Units or Performance Shares will be forfeited to the Company and again be available for grant under the 2012 Plan.

     Adjustments, Dissolution, Liquidation, Merger or Change in Control. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended under the 2012 Plan, shall adjust the number and class of Shares that may be delivered under the 2012 Plan and/or the number, class, and price of Shares covered by each outstanding Award.

     In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

     In the event of a merger or Change in Control, any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not  otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

     An Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

     Substitution and Assumption of Awards. The Administrator may make Awards under the 2012 Plan by assumption, substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity, if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company and such other entity. The Administrator may also make Awards under the 2012 Plan by assumption, substitution or replacement of a similar type of award granted by the Company prior to the adoption and approval of the 2012 Plan. On January 17, 2012 when our Board approved the 2012 Plan, the Board made the decision, pursuant to the 2012 Plan, to assume the following outstanding restricted stock and options granted by the Company prior to the approval of the 2012 Plan by the Board (the “Outstanding Options and Grants”):

     1) An option to purchase an aggregate of 22,500 shares of our Common Stock, par value $0.001, which was granted to our director, Mr. Peter Li, pursuant to a stock option agreement dated June 29, 2009, between the Company and Mr. Li. The option has an exercise price of $8.00 per share. One third of the options (or 7,500 shares) will vest on November 22, 2009. The remaining options will vest in eight equal quarterly installments (or 1,875 shares each installment) over a two-year period in every quarter after November 22, 2009. The stock option expires on November 21, 2013. None of the vested options had been exercised by Mr. Li as of the date of this Proxy Statement.

     2) An option to purchase an aggregate of 27,500 shares of our Common Stock, par value $0.001, which was granted to our director, Mr. Bill Haus, pursuant to a stock option agreement dated June 29, 2009, between the Company and Mr. Haus. The option has an exercise price of $6.00 per share. The Option will vest in three equal installments if the Company achieves the financial “make good” targets for each of the fiscal years 2008, 2009 and 2010 specified in that certain Make Good Escrow Agreement, dated August 26, 2008, as amended, among the parties thereto, as reported in the Company’s audited financials for such years. The vesting date for the first installment shall be the Date of Grant and the vesting dates for the second and third installments shall be the dates the Company files its Annual Reports on Form 10K for fiscal year 2009 and 2010, respectively, in each case subject to the condition that the audited financials in such Annual Report reflect that the “make good” target for that fiscal year has been achieved. The option will expire on June 28, 2014. None of the vested options had been exercised by Mr. Haus as of the date of this Proxy Statement.

     3) 500,000 shares of restricted stock granted to our CEO Mr. Jianbao Wang pursuant to a restricted stock grant agreement dated May 16, 2011, between the Company and Mr. Wang. 125,000 shares of Mr. Wang’s restricted stock will vest immediately. The remaining shares will vest in three equal installments (or 125,000 shares each installment) over a three-year period starting from January 1, 2012 subject to the criteria set forth therein. The first installment will vest on January 1, 2012 after the Company has changed its auditor and has made improvement in its internal control or upon approval by the Board and the Compensation Committee. The Compensation Committee will determine the criteria upon which the vesting of the second and third installments will be based. 250,000 shares of the vested restricted stock had been granted to Mr. Wang as of the date of this Proxy Statement.

     4) 250,000 shares of restricted stock granted to our CFO Mr. Gang Wei pursuant to a restricted stock grant agreement dated May 16, 2011, between the Company and Mr. Wei. Mr. Wei’s restricted stock will vest in three equal annual installments over a three-year period starting from January 1, 2012 subject to the criteria set forth therein. The first installment will vest on January 1, 2012 after the Company has changed its auditor and has made improvement in its internal control or upon approval by the Board and the Compensation Committee. The Compensation Committee will determine the criteria upon which the vesting of the second and third installments will be based. 83,333 shares had been granted to Mr. Wei as of the date of this Proxy Statement.

     5) 125,000 shares of restricted stock granted to our Vice President of Finance Mr. Renrui Tang pursuant to a restricted stock grant agreement dated May 16, 2011, between the Company and Mr. Tang. Mr. Tang’s restricted stock will vest in three equal annual installments over a three-year period starting from January 1, 2012 subject to the criteria set forth therein. The first installment will vest on January 1, 2012 after the Company has changed its auditor and has made improvement in its internal control or upon approval by the Board and the Compensation Committee. The Compensation Committee will determine the criteria upon which the vesting of the second and third installments will be based. 41,667 shares had been granted to Mr. Tang as of the date of this Proxy Statement.

     Termination of, or Amendments to, the 2012 Plan. The Board may at any time amend, alter, suspend or terminate the 2012 Plan, provided that the Company will obtain shareholder approval of any 2012 Plan amendment (except for the adoption of certain Exchange Programs under the 2012 Plan) to the extent necessary and desirable to comply with Applicable Laws. No amendment, alteration, suspension or termination of the 2012 Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the 2012 Plan will not  affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted prior to the date of such termination.

     Exchange Programs. The Administrator may authorize the Company, without prior stockholder approval, to institute one or more Exchange Programs. Exchange Program means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. An Exchange Program may, at the discretion of the Administrator, be offered to individual Participants selected by the Administrator on a case-by-case basis, or to a class of Participants identified by the Administrator. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion, not inconsistent with the terms of the 2012 Plan; provided however, that no Exchange Program may adversely affect the rights of a Participant under an outstanding Award unless the Participant consents in writing to be bound by the terms and conditions of the Exchange Program. As a result, the Administrator has the authority to reduce, without prior stockholder approval, the exercise price of any Award to the then current Fair Market Value of the Common Stock covered by such Award if the Fair Market Value has declined since the Grant Date.

     As we described above, we have Outstanding Stock Options and Grants and issued to certain directors and executive officer prior to the approval of the 2012 Plan by our Board. On January 17, 2012, our Board made the decision to assume these Outstanding Stock Options and Grants under the 2012 Plan. The Outstanding Stock Options to our directors now have exercise prices that are significantly higher than the current market price of our Common Stock. As a result, the Board has decided that the Outstanding Stock Options have little or no current value as an incentive to retain and motivate our directors and officers. Therefore, we are seeking your approval of the 2012 Plan with the intent to, pursuant to the 2012 Plan, institute one or more Exchange Programs to reduce the exercise prices of the Outstanding Options to a price equal to the then-current fair market value per share of our Common Stock after the 2012 Plan is approved at the Meeting. By approving the 2012 Plan, you would allow the Administrator, without your further prior approval, to institute such Exchange Programs with respect to the Outstanding Stock Options currently held by certain our directors and officers, as well as any future Awards that are granted under the 2012 Plan.

     New Plan Benefits. The following table sets forth the number of Outstanding Options that have been granted and assumed under the 2012 Plan to the individuals in the following groups as of January 17, 2012:

NEW PLAN BENEFITS
2012 Equity Incentive Plan

Name and Position	Dollar Value ($)(1)	Number of Units
Jianbao Wang	1,900,000	500,000
Chief Executive Officer
Gang Wei	950,000	250,000
Chief Financial Officer
Renrui Tang	475,000	125,000
Vice President of Finance
Executive Group (5 Individuals)	3,325,000	875,000
Peter Li	80,550	22,500
Bill Haus	98,450	27,500
Non-Executive Director Group (3 Individuals)	179,000	50,000
Non-Executive Officer Employee Group	-	-

(1) The dollar value of options represents the total option value estimated under Statement of Financial Accounting Standards no. 123R, “Share-Based Payment” using the Black-Schole option pricing model with assumptions specific to the Company. The dollar value of the restricted stock reflects the fair value on the grant date of the stock awards granted to our Named Executive Officers. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to value the awards reported in this column, please see note 11 in Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

     Except as set forth above, we cannot now determine the number or type of Awards to be granted in the future. Future grants of awards under the 2012 Plan are subject to the discretion of our Board.

U.S. Federal Income Tax Consequences .

     The following is a brief summary of the United States federal income tax consequences relating to Awards granted under the 2012 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. The summary is limited to the federal income tax consequences for individuals who are U.S. citizens or residents for U.S. federal income tax purposes and the summary does not purport to address all tax considerations that are relevant. State, local, foreign and other taxes may differ. In addition, this summary assumes that all Awards are exempt from, or comply with, Internal Revenue Code section 409A. Each participant is urged to consult his or her own tax advisor as to the specific tax consequences to such participant of the grant of an Award, the vesting or exercise of an Award, and the disposition of shares that may be issued pursuant to an Award.

     Incentive Stock Options. Generally, a participant will not recognize income upon a grant or exercise of an Incentive Stock Option. At exercise, however, the excess of the Fair Market Value of the shares acquired upon such exercise over the option price is an item of adjustment in computing the participant’s alternative minimum taxable income. If the participant holds the stock received upon exercise of an Incentive Stock Option for at least two years from the grant date and one year from the date of exercise, any gain realized on a disposition of the stock is treated as long-term capital gain. If the participant sells the stock received upon exercise prior to the expiration of such periods (a “disqualifying disposition”), the participant will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the Fair Market Value of such stock on the exercise date over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the Fair Market Value on the exercise date will be short-term capital gain.

     Our Company is not entitled to a tax deduction as the result of the grant or exercise of an incentive stock option. If the participant has ordinary income as compensation as a result of a disqualifying disposition, our Company is entitled to a deduction at the same time equal to the amount of ordinary income realized by the participant, assuming the deduction is allowed by Section 162(m) of the Internal Revenue Code.

     Nonqualified Stock Options. Generally, a participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of a Nonqualified Stock Option. On exercise, a participant will recognize as ordinary income the difference between the exercise price and the Fair Market Value of the shares on the exercise date, unless the shares are subject to any restrictions on the participant’s ownership or disposition thereof. At the time the participant recognizes income, our Company is entitled to a deduction at the same time equal to the amount of ordinary income realized by the participant, assuming the deduction is allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of the shares acquired by exercise of the Option, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

     Stock Appreciation Rights. Generally, a participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of a Stock Appreciation Right. When a participant exercises a Stock Appreciation Right, the amount of cash and the Fair Market Value of the shares received will be ordinary income to the participant and will be deductible by our company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any shares acquired by exercise of a Stock Appreciation Right, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

     Restricted Stock Units. Generally, a participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of Restricted Stock Units. Upon the delivery to the participant of common shares or cash in respect of Restricted Stock Units, the participant generally recognizes ordinary compensation income equal to the Fair Market Value of the shares as of the date of delivery or the cash amount less the purchase price (if any) paid by the participant. When the participant recognizes ordinary income, the amount recognized by the participant will be deductible by our company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any shares acquired through a Restricted Stock Unit award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

     Performance Units and Performance Share Awards. Generally, a participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of a Performance Unit or a Performance Share award. Generally, at the time a Performance Unit or Performance Share award is settled, following the determination that the performance targets have been achieved, the Fair Market Value of the stock delivered on that date, plus any cash that is received, constitutes ordinary income to the participant, and, provided the requirements of Section 162(m) of the Internal Revenue Code are met, our Company is entitled to a deduction for that amount. Upon disposition of any shares acquired through a Performance Unit or Performance Share Award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

     Withholding. Our Company generally must collect and pay withholding taxes upon the exercise of a Nonqualified Stock Option or Stock Appreciation Right, upon the earlier of the filing of a Section 83(b) election or upon the release of restrictions on Restricted Stock, and at the time that Restricted Stock Units, Performance Shares or Performance Units are settled by delivering stock or cash to a participant.

Vote Required

     The affirmative vote by the holders of a majority of the shares of Common Stock issued and outstanding, present in person or voting by proxy is required for approval of this proposal.

Recommendation of the Board

     The Board believes that it is in the Company’s best interests and in the best interests of the stockholders to adopt the 2012 Plan to help attract, motivate and retain outstanding employees, directors, and consultants and to align further their interests with those of stockholders.

     The Board unanimously recommends a vote FOR the approval of the 2012 Plan.

PROPOSAL 4:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

     In accordance with recent legislation, the Company is providing stockholders with an advisory (non-binding) vote to approve compensation programs for our named executive officers (sometimes referred to as “say on pay”) as required by the Exchange Act. Accordingly, you may vote on the following resolution at the 2012 annual meeting:

“Resolved, that the stockholders approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed under “Compensation Discussion and Analysis”, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.”

     This vote is nonbinding. The Board and the Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

     As described in detail under “Compensation Discussion and Analysis”, our compensation programs are designed to motivate our executives to create a successful company. We believe that our compensation program rewards sustained performance that is aligned with long-term stockholder interests. Stockholders are encouraged to read the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.

     The Board of Directors recommends a vote FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed under “Compensation Discussion and Analysis”, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.

PROPOSAL 5:
ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

     In accordance with recent legislation, in addition to providing stockholders with the opportunity to cast an advisory vote on executive compensation, the Company this year is providing stockholders with an advisory (non-binding) vote on how frequently the Company should seek an advisory vote on executive compensation as required by the Exchange Act. The stockholders may indicate whether they prefer that an advisory vote on the compensation of the named executive officers be held every one, two or three years.

     The Board believes that a frequency of “every three years” for the advisory vote on executive compensation is the optimal interval for conducting and responding to a “say on pay” vote. Stockholders who have concerns about executive compensation during the interval between “say on pay” votes are welcome to bring their specific concerns to the attention of the Board. Please refer to “Stockholder Communications” in this Proxy Statement for information about communicating with the Board.

     The proxy card provides stockholders with the opportunity to choose among four options (one year, two years, three years, or abstain) for the following resolution:

“Resolved, that the option of once every one year, two years, or three years that receives the highest number of votes will be determined to be the stockholders’ preferred frequency with which the Company would hold a non-binding advisory stockholder vote to approve the compensation of the named executive officers, as disclosed in the Company’s proxy statements.”

     This advisory vote on the frequency of the “say on pay” vote is nonbinding. The Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation but may decide that it is in the best interests of the stockholders and the Company to hold an advisory vote more or less frequently than the stockholders’ preferred frequency.

     The Board of Directors unanimously recommends that you vote for the option of “3 years” for the frequency of future advisory votes on executive compensation.

OTHER INFORMATION

     The Report of the Compensation Committee and the Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, they shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference.

GENERAL

     At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

STOCKHOLDER COMMUNICATIONS

     The Company has a process for stockholders who wish to communicate with the Board of Directors. Stockholders who wish to communicate with the Board may write to it at the Company’s address given above. These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

     If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Secretary of the Company at 21F Kineer Plaza, 226 Jinshui Road, Zhengzhou, Henan Province, People’s Republic of China 450008, no later than January 14, 2013 or, if the date of the 2013 annual meeting has been changed by more than 30 days from the date of this year’s meeting, by no later than 30 days prior to the date of printing and mailing our material for the annual meeting. A proposal which is received after the applicable date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

     Rule 14a-4 under the Exchange Act governs the use by the Company of discretionary voting authority with respect to stockholder proposals submitted outside the process of Rule 14a-8. Rule 14a-4(c)(1) provides that, if the proponent of a stockholder proposal fails to notify the Company at least forty-five (45) days prior to the month and day of mailing the prior year’s proxy statement, the proxies of the Company’s management would be permitted to use their discretionary authority to vote on this proposal at the Company’s next annual meeting of stockholders. For purposes of the Company’s 2013 annual meeting, the deadline is January 14, 2013 or, if the date of the 2013 annual meeting has been changed by more than 30 days from the date of this year’s meeting, by no later than 30 days prior to the date of printing and mailing our material for the annual meeting. Notifications must be received by the applicable deadline by the Secretary of the Company at 21F Kineer Plaza, 226 Jinshui Road, Zhengzhou, Henan Province, People’s Republic of China 450008.

ANNUAL REPORT ON FORM 10-K

     We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K with any amendments, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to the Secretary of the Company, at our address listed on the top of page one of this Proxy Statement. A copy of our Annual Report on Form 10-K, with any amendments, is also made available on our website at www.cvalve.com after it is filed with the SEC.

January 18, 2012	By Order of the Board of Directors

/s/ Siping Fang
SIPING FANG
Chairman of the Board

CHINA VALVES TECHNOLOGY, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 29, 2012

__________________________________

Annual Meeting Proxy Card

__________________________________

This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned stockholder of CHINA VALVES TECHNOLOGY, INC., a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated January 18, 2012, and hereby constitutes and appoints Mr. Jianbao Wang, the Company’s Chief Executive Officer, and Mr. Gang Wei, the Company’s Chief Financial Officer, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2012 Annual Meeting of Stockholders to be held on February 29, 2012, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

     The undersigned hereby instructs said proxies or their substitutes:

The Board of Directors recommends that you vote FOR the following:

1.	Elect as Directors the nominees listed below:

	[ ]	Siping Fang
	[ ]	Zengbiao Yu
	[ ]	Peter Li
	[ ]	William Haus
	[ ]	Binjie Fang

Withhold authority for the following:

	[ ]	Siping Fang
	[ ]	Zengbiao Yu
	[ ]	Peter Li
	[ ]	Bill Haus
	[ ]	Binjie Fang

The Board of Directors recommends that you vote FOR the following:

2.	Approve the ratification of BDO China as the Company’s independent registered public accounting firm for fiscal year 2012.

	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

The Board of Directors recommends that you vote FOR the following:

3.	Approve the 2012 Equity Incentive Plan.

	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

The Board of Directors recommends that you vote FOR the following:

4.	Approve, on an advisory basis, the Company’s executive compensation for the fiscal year 2012.

	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

The Board of Directors recommends that you vote for a “3 Year” frequency:

5.	An advisory vote on the frequency of holding an advisory vote on executive compensation.

	1 Year [ ]	2 Years [ ]	3 Years [ ]	ABSTAIN [ ]

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL ONE, FOR PROPOSAL TWO, FOR PROPOSAL THREE, PROPOSAL FOUR, AND FOR “3 YEARS” WITH RESPECT TO PROPOSAL FIVE. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED JANUARY 18, 2012 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement dated January 18, 2012, and the 2011 Annual Report, and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

If you are voting by mail, please sign, date and mail this proxy immediately in the enclosed envelope. You are also permitted and encouraged to vote online by following the instructions on the Notice of Internet Availability of Proxy Materials that was separately mailed to you.

Name ________________________________

Name (if joint) __________________________

Date _____________, 2012

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope, if mailed in the United States.

CHINA VALVES TECHNOLOGY, INC.

2012 EQUITY INCENTIVE PLAN

1.

Purposes of the Plan. China Valves Technology, Inc., a Nevada corporation (the “Company”) hereby establishes the CHINA VALVES TECHNOLOGY, INC. 2012 EQUITY INCENTIVE PLAN (the “Plan”). The purposes of this Plan are to promote the long-term growth and profitability of the Company and its Affiliates by stimulating the efforts of Employees, Directors and Consultants of the Company and its Affiliates who are selected to be participants, aligning the long-term interests of participants with those of stockholders, heightening the desire of participants to continue in working toward and contributing to the success of the Company, attracting and retaining the best available personnel for positions of substantial responsibility, and generally providing additional incentive for them to promote the success of the Company’s business through the grant of Awards of or pertaining to shares of the Company’s Common Stock. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, and Performance Shares as the Administrator may determine.

2.	Definitions. The following definitions will apply to the terms in the Plan:

“Administrator” means the Compensation Committee of the Board as will be administering the Plan, in accordance with Section 4.

“Affiliate” means any corporation, partnership, limited liability company, limited liability partnership, business trust, or other entity or person controlling, controlled by or under common control of the Company, as determined by the Administrator in its sole discretion. For purposes of this defined term, “control” means having the power to direct or appoint the management of a company and “controlled” or “controlling” shall have correlative meanings. The term “Affiliate” shall include any business venture in which the Company has a direct or indirect significant interest, as determined by the Administrator in its sole discretion.

“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; provided however, that for purposes of this subsection (i) any acquisition of securities directly from the Company shall not constitute a Change in Control; or

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

(iii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

For avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is the change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

2

“Code” means the Internal Revenue Code of 1986, as amended. Any reference in the Plan to a section of the Code will be a reference to any successor or amended section of the Code.

“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

“Common Stock” means the common stock of the Company.

“Company” means China Valves Technology, Inc., a Nevada corporation, or any successor thereto.

“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

“Director” means a member of the Board.

“Disability” means total and permanent disability as determined by the Administrator in its discretion in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation any division or subdivision of the Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)     If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, including without limitation quotation through the over the counter bulletin board (“OTCBB”) quotation service administered by the Financial Industry Regulatory Authority (“FINRA”) , the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

3

(iii)     In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator, and to the extent Section 15 applies (a) with respect to ISOs, the Fair Market Value shall be determined in a manner consistent with Code section 422 or (b) with respect to NSOs or SARs, the Fair Market Value shall be determined in a manner consistent with Code section 409A.

“Fiscal Year” means the fiscal year of the Company.

“Grant Date” means, for all purposes, the date on which the Administrator determines to grant an Award, or such other later date as is determined by the Administrator, provided that the Administrator cannot grant an Award prior to the date the material terms of the Award are established. Notice of the Administrator’s determination to grant an Award will be provided to each Participant within a reasonable time after the Grant Date.

“Incentive Stock Option” or “ISO” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Nonstatutory Stock Option” or “NSO” means an Option that by its terms does not qualify or is not intended to qualify as an ISO.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means a stock option granted pursuant to the Plan.

“Optioned Shares” means the Common Stock subject to an Option.

“Optionee” means the holder of an outstanding Option.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” means the holder of an outstanding Award.

“Performance Share” means an Award denominated in Shares which may vest in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

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“Performance Unit” means an Award which may vest in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

“Period of Restriction” means the period during which Shares of Restricted Stock are subject to forfeiture or restrictions on transfer pursuant to Section 7.

“Plan” means this 2012 Equity Incentive Plan.

“Restricted Stock” means Shares awarded to a Participant which are subject to forfeiture and restrictions on transferability in accordance with Section 7.

“Restricted Stock Unit” means the right to receive one Share at the end of a specified period of time, which right is subject to forfeiture in accordance with Section 8 of the Plan.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

“Section” means a paragraph or section of this Plan.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Service Provider” means an Employee, Director or Consultant.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 13.

“Stock Appreciation Right” or “SAR” means the right to receive payment from the Company in an amount no greater than the excess of the Fair Market Value of a Share at the date the SAR is exercised over a specified price fixed by the Administrator in the Award Agreement, which shall not be less than the Fair Market Value of a Share on the Grant Date. In the case of a SAR which is granted in connection with an Option, the specified price shall be the Option exercise price.

“Subsidiary” means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Ten Percent Owner” means any Service Provider who is, on the grant date of an ISO, the owner of Shares (determined with application of ownership attribution rules of Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

3.	Stock Subject to the Plan.

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a.

Stock Subject to the Plan. Subject to the provisions of Section 13, the maximum aggregate number of Shares that may be issued under the Plan is FOUR MILLION FIVE HUNDRED THOUSAND (4,500,000) Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

b.

Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited in whole or in part to the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or unissued Shares) which were subject to the Award will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to a SAR will cease to be available under the Plan; all remaining Shares subject to the SARs will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares withheld by the Company to pay the exercise price of an Award or to satisfy tax withholding obligations with respect to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

c.	Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.	Administration of the Plan.

a.

Procedure. The Plan shall be administered by the Compensation Committee, which Committee shall be constituted to comply with Applicable Laws. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Administrator and the membership of any committee acting as Administrator the requirements regarding (i) “nonemployee directors” within the meaning of Rule 16b-3 under the Exchange Act; (ii) “independent directors” as described in the listing requirements for any stock exchange on which Shares are listed; and (iii) Section 15(b)(i) of the Plan if the Company pays salaries for which it claims deductions that are subject to the Code section 162(m) limitation on its U.S. tax returns. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

b.     Powers of the Administrator. Subject to the provisions of the Plan and the approval of any relevant authorities, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have full authority, in its discretion:

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i.     to determine the Fair Market Value;

ii.     to select the Service Providers to whom Awards may be granted hereunder;

iii.     to determine the number of Shares to be covered by each Award granted hereunder;

iv.     to approve forms of agreement for use under the Plan;

v.     to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on continued employment, continued service or performance criteria), any vesting acceleration (whether by reason of a Change of Control or otherwise) or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

vi.     subject to Section 15(c) of the Plan, to reduce, without prior stockholder approval, the exercise price of any Award to the then current Fair Market Value of the Common Stock covered by such Award if the Fair Market Value has declined since the Grant Date;

vii.     to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including the right to construe disputed or doubtful Plan and Award provisions;

viii.     to prescribe, amend and rescind rules and regulations relating to the Plan;

ix.     to modify or amend each Award (subject to Section 19(c)) to the extent any modification or amendment is consistent with the terms of the Plan. The Administrator shall have the discretion to extend the exercise period of Options generally provided the exercise period is not extended beyond the earlier of the original term of the Option or 10 years from the original grant date, or specifically (1) if the exercise period of an Option is extended (but to no more than 10 years from the original grant date) at a time when the exercise price equals or exceeds the fair market value of the Optioned Shares or (2) an Option cannot be exercised because such exercise would violate Applicable Laws, provided that the exercise period is not extended more than 30 days after the exercise of the Option would no longer violate Applicable Laws.

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x.     to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 14;

xi.     to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

xii.     to delay issuance of Shares or suspend Participant’s right to exercise an Award as deemed necessary to comply with Applicable Laws; and

xiii.     to make all other determinations deemed necessary or advisable for administering the Plan.

c.     Effect of Administrator's Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards. Any decision or action taken or to be taken by the Administrator, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by Applicable Laws, be within its absolute discretion (except as otherwise specifically provided in the Plan) and shall be final, binding and conclusive upon the Company, all Participants and any person claiming under or through any Participant.

5.	Eligibility. NSOs, Restricted Stock, Restricted Stock Units, SARs, Performance Units and Performance Shares may be granted to Service Providers. ISOs may be granted as specified in Section 15(a).

6.	Stock Options.

a.      Grant of Options. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator will determine in its sole discretion. For purposes of the foregoing sentence, Service Providers shall include prospective employees or consultants to whom Options are granted in connection with written offers of employment or engagement of services, respectively, with the Company; provided that no Option granted to a prospective employee or consultant may be exercised prior to the commencement of employment or services with the Company. The Administrator may grant NSOs, ISOs, or any combination of the two. ISOs shall be granted in accordance with Section 15(a) of the Plan.

b.      Option Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the type of Option granted, the Option price, the exercise date, the term of the Option, the number of Shares to which the Option pertains, and such other terms and conditions (which need not be identical among Participants) as the Administrator shall determine in its sole discretion. If the Award Agreement does not specify that the Option is to be treated as an ISO, the Option shall be deemed a NSO.

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c.      Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be no less than the Fair Market Value per Share on the Grant Date.

d.      Term of Options. The term of each Option will be stated in the Award Agreement. Unless terminated sooner in accordance with the remaining provisions of this Section 6, each Option shall expire either ten (10) years after the Grant Date, or after a shorter term as may be fixed by the Administrator.

e.      Time and Form of Payment.

i.      Exercise Date. Each Award Agreement shall specify how and when Shares covered by an Option may be purchased. The Award Agreement may specify waiting periods, the dates on which Options become exercisable or “vested” and, subject to the termination provisions of this section, exercise periods. The Administrator may accelerate the exercisability of any Option or portion thereof.

ii.      Exercise of Option. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (1) notice of exercise (in such form as the Administrator specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with all applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan (together with all applicable withholding taxes). Shares issued upon exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13.

iii.      Payment. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

(1)      cash;

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(2)      check;

(3)      to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

(4)      other Shares, provided Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

(5)      to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker-assisted cashless exercise procedures approved by the Company and as in effect from time to time;

(6)      by asking the Company to withhold Shares from the total Shares to be delivered upon exercise equal to the number of Shares having a value equal to the aggregate Exercise Price of the Shares being acquired;

(7)      any combination of the foregoing methods of payment; or

(8)      such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

f.      Forfeiture of Options. All unexercised Options shall be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

7.	Restricted Stock.

a.      Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.      Restricted Stock Award Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

c.      Vesting Conditions and Other Terms.

i.      Vesting Conditions. The Administrator, in its sole discretion, may impose such conditions on the vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. The Administrator may, in its discretion, also provide for such complete or partial exceptions to an employment or service restriction as it deems equitable.

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ii.     Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

iii.     Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

iv.     Transferability. Except as provided in this Section, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

d.     Removal of Restrictions. All restrictions imposed on Shares of Restricted Stock shall lapse and the Period of Restriction shall end upon the satisfaction of the vesting conditions imposed by the Administrator. Vested Shares of Restricted Stock will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred.

e.     Forfeiture of Restricted Stock. On the date set forth in the Award Agreement, the Shares of Restricted Stock for which restrictions have not lapsed will be forfeited and revert to the Company and again will become available for grant under the Plan.

8.	Restricted Stock Units.

a.     Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.     Restricted Stock Units Award Agreement. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the number of Restricted Stock Units granted, vesting criteria, form of payout, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

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c.     Vesting Conditions. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion. At any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

d.     Time and Form of Payment. Upon satisfaction of the applicable vesting conditions, payment of vested Restricted Stock Units shall occur in the manner and at the time provided in the Award Agreement, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred. Except as otherwise provided in the Award Agreement, Restricted Stock Units may be paid in cash, Shares, or a combination thereof at the sole discretion of the Administrator. Restricted Stock Units that are fully paid in cash will not reduce the number of Shares available for issuance under the Plan.

e.     Forfeiture of Restricted Stock Units. All unvested Restricted Stock Units shall be forfeited to the Company on the date set forth in the Award Agreement and again will become available for grant under the Plan.

9.	Stock Appreciation Rights.

a.     Grant of SARs. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant SARs to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.     Award Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares underlying the SAR grant, the term of the SAR, the conditions of exercise, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.     Exercise Price and Other Terms. The per Share exercise price for the exercise of an SAR will be no less than the Fair Market Value per Share on the Grant Date.

d.     Time and Form of Payment of SAR Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount no greater than: (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (ii) the number of Shares with respect to which the SAR is exercised. An Award Agreement may provide for a SAR to be paid in cash, Shares of equivalent value, or a combination thereof.

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e.     Forfeiture of SARs. All unexercised SARs shall be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

10.	Performance Units and Performance Shares.

a.     Grant of Performance Units and Performance Shares. Performance Units or Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

b.     Award Agreement. Each Award of Performance Units and Shares will be evidenced by an Award Agreement that will specify the initial value, the Performance Period, the number of Performance Units or Performance Shares granted, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.     Value of Performance Units and Performance Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the Grant Date. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the Grant Date.

d.     Vesting Conditions and Performance Period. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals or any other basis determined by the Administrator in its discretion.

e.     Time and Form of Payment. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of vested Performance Units or Performance Shares by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. Vested Performance Units or Performance Shares will be paid as soon as practicable after the expiration of the applicable Performance Period, but in no event later than the 15th day of the third month following the end of the year the applicable Performance Period expired. An Award Agreement may provide for the satisfaction of Performance Unit or Performance Share Awards in cash or Shares (which have an aggregate Fair Market Value equal to the value of the vested Performance Units or Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

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f.     Forfeiture of Performance Units and Performance Shares. All unvested Performance Units or Performance Shares will be forfeited to the Company on the date set forth in the Award Agreement, and again will become available for grant under the Plan.

11.

Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as required by Applicable Laws, vesting of Awards will be suspended during any unpaid leave of absence. An Employee will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary.

12.

Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13.	Adjustments; Dissolution or Liquidation; Merger or Change in Control.

a.     Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall appropriately adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

b.     Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

c.     Change in Control. In the event of a merger or Change in Control, any or all outstanding Awards may be assumed by the successor corporation, which assumption shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to vesting requirements and repurchase restrictions no less favorable to the Participant than those in effect prior to the merger or Change in Control.

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    In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

    For the purposes of this Section 13(c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a SAR upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or SAR or upon the payout of a Restricted Stock Unit, Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Restricted Stock Units and Performance Units, the number of implied shares determined by dividing the value of the Restricted Stock Units and Performance Units, as applicable, by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

    Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

14.	Tax Withholding.

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a.     Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes required by Applicable Laws to be withheld with respect to such Award (or exercise thereof).

b.     Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15.	Provisions Applicable In the Event the Company or the Service Provider is Subject to U.S. Taxation.

a.	Grant of Incentive Stock Options. If the Administrator grants Options to Employees subject to U.S. taxation, the Administrator may grant such Employee an ISO and the following terms shall also apply:

i.     Maximum Amount. Subject to the provisions of Section 13, to the extent consistent with Section 422 of the Code, not more than an aggregate of FOUR MILLION FIVE HUNDRED THOUSAND (4,500,000) Shares may be issued as ISOs under the Plan.

ii.     General Rule. Only Employees shall be eligible for the grant of ISOs.

iii.     Continuous Employment. The Optionee must remain in the continuous employ of the Company or its Subsidiaries from the date the ISO is granted until not more than three months before the date on which it is exercised. A leave of absence approved by the Company may exceed ninety (90) days if reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any ISO held by the Optionee will cease to be treated as an ISO.

iv.     Award Agreement.

(1)     The Administrator shall designate Options granted as ISOs in the Award Agreement. Notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), Options will not qualify as an ISO. For purposes of this section, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

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(2)     The Award Agreement shall specify the term of the ISO. The term shall not exceed ten (10) years from the Grant Date or five (5) years from the Grant Date for Ten Percent Owners.

(3)     The Award Agreement shall specify an exercise price of not less than the Fair Market Value per Share on the Grant Date or one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date for Ten Percent Owners.

(4)     The Award Agreement shall specify that an ISO is not transferable except by will, beneficiary designation or the laws of descent and distribution.

v.     Form of Payment. The consideration to be paid for the Shares to be issued upon exercise of an ISO, including the method of payment, shall be determined by the Administrator at the time of grant in accordance with Section 6(e)(iii).

vi.     “Disability”, for purposes of an ISO, means total and permanent disability as defined in Section 22(e)(3) of the Code.

vii.     Notice. In the event of any disposition of the Shares acquired pursuant to the exercise of an ISO within two years from the Grant Date or one year from the exercise date, the Optionee will notify the Company thereof in writing within thirty (30) days after such disposition. In addition, the Optionee shall provide the Company with such information as the Company shall reasonably request in connection with determining the amount and character of Optionee’s income, the Company’s deduction, and the Company’s obligation to withhold taxes or other amounts incurred by reason of a disqualifying disposition, including the amount thereof.

b.

Performance-based Compensation. If the Company pays salaries for which it claims deductions that are subject to the Code section 162(m) limitation on its U.S. tax returns, then the following terms shall be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Code Section 162(m):

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i.     Outside Directors. The Board shall consider in selecting the Administrator and the membership of any committee acting as Administrator the provisions regarding “outside directors” within the meaning of Code Section 162(m).

ii.     Maximum Amount.

(1)     Subject to the provisions of Section 13, the maximum number of Shares that can be awarded to any individual Participant in the aggregate in any one fiscal year of the Company is ONE MILLLION (1,000,000) Shares;

(2)     For Awards denominated in Shares and satisfied in cash, the maximum Award to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of ONE MILLION (1,000,000) Shares on the Grant Date; and

(3)     The maximum amount payable pursuant to any cash Awards to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of ONE MILLION (1,000,000) Shares on the Grant Date.

iii.     Performance Criteria. All performance criteria must be objective and be established in writing prior to the beginning of the performance period or at later time as permitted by Code Section 162(m). Performance criteria may include alternative and multiple performance goals and may be based on one or more business and/or financial criteria. In establishing the performance goals, the Committee in its discretion may include one or any combination of the following criteria in either absolute or relative terms, for the Company or any Subsidiary:

(1)     Increased revenue;

(2)     Net income measures (including but not limited to income after capital costs and income before or after taxes);

(3)     Stock price measures (including but not limited to growth measures and total stockholder return);

(4)     Market share;

(5)     Earnings per Share (actual or targeted growth);

(6)     Earnings before interest, taxes, depreciation, and amortization (“EBITDA”);

(7)     Cash flow measures (including but not limited to net cash flow and net cash flow before financing activities);

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(8)     Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity);

(9)     Operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes, and production efficiency);

(10)     Expense measures (including but not limited to overhead cost and general and administrative expense);

(11)     Margins;

(12)     Stockholder value;

(13)     Total stockholder return;

(14)     Proceeds from dispositions;

(15)     Production volumes;

(16)     Total market value; and

(17)     Corporate values measures (including but not limited to ethics compliance, environmental, and safety).

c.

Stock Options and SARs Exempt from Code section 409A. If the Administrator grants Options or SARs to Employees subject to U.S. taxation the Administrator may not modify or amend the Options or SARs to the extent that the modification or amendment adds a feature allowing for additional deferral within the meaning of Code section 409A.

16.

No Effect on Employment or Service. Neither the Plan nor any Award will confer upon any Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company or any Parent or Subsidiary of the Company, nor will they interfere in any way with the Participant's right or the Company's or its Parent’s or Subsidiary’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.

Effective Date. The Plan’s effective date is the date on which it is adopted by the Board, so long as it is approved by the Company’s stockholders at any time within 12 months of such adoption. Upon approval of the Plan by the stockholders of the Company, all Awards issued pursuant to the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year before or after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

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18.

Term of Plan. The Plan will terminate 10 years following the earlier of (i) the date it was adopted by the Board or (ii) the date it became effective upon approval by stockholders of the Company, unless sooner terminated by the Board pursuant to Section 19.

19.	Amendment and Termination of the Plan.

a.     Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

b.     Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

c.     Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.	Conditions Upon Issuance of Shares.

a.     Legal Compliance. The Administrator may delay or suspend the issuance and delivery of Shares, suspend the exercise of Options or SARs, or suspend the Plan as necessary to comply Applicable Laws. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

b.     Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.

Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.

Exchange Programs. The Administrator may authorize the Company, without prior stockholder approval, to institute one or more Exchange Programs. An Exchange Program may, at the discretion of the Administrator, be offered to individual Participants selected by the Administrator on a case-by-case basis, or to a class of Participants identified by the Administrator. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion, not inconsistent with the terms of the Plan, including without limitation, Section 15(c); provided however, that no Exchange Program may adversely affect the rights of a Participant under an outstanding Award unless the Participant consents in writing to be bound by the terms and conditions of the Exchange Program..

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23.

Substitution and Assumption of Awards. The Administrator may make Awards under the Plan that assume, substitute or replace performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). The Administrator may also cause the Plan to assume an equity-based award granted by the Company prior to the adoption and approval of the Plan or substitute or replace such prior award with a similar type of Award under this Plan. Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), ,(i) in the case of an Award that assumes, substitutes or replaces an award of another entity pursuant to a corporate transaction, such Award shall be subject to the same terms and conditions as the original award, with such adjustments or modifications as the Administrator deems necessary and appropriate to give effect to the relevant provisions of any agreement entered into in connection with the such corporate transaction or (ii) in the case of an Award that assumes, substitutes or replaces a prior Company award, such Award shall be subject to the same terms and conditions as the original award, except to the extent that any such term or condition is inconsistent with the Plan, in which event the terms of the Plan shall control. Notwithstanding the foregoing, in no event may the assumption, substitution or replacement of a prior Company award with an Award under the Plan adversely affect the Participant’s rights under the prior Company award unless the Participant consents in writing to such assumption, substitution or replacement. Shares issued pursuant to assumed, substituted or replaced awards shall count against the total number of shares authorized to be issued under the Plan pursuant to Section 3.

24.	Governing Law. The Plan and all Agreements shall be construed in accordance with and governed by the laws of the State of Nevada.

Adopted by the Board of Directors on January 17, 2012

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